UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04719

                         The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                          Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Convertible Securities Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2018

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2018 (a)							Average Annual Returns – September 30, 2018 (a)(b)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty Mites	4.38%	8.26%	11.37%	10.87%	11.43%	1.41%	1.41%	(0.03)%	7.12%	10.66%	10.32%	10.99%	1.66%	1.66%
SmallCap Equity	9.68	10.55	10.86	9.97	8.13	1.74	1.25	5.00	9.38	10.15	9.42	7.75	1.99	1.50
Mid-Cap Equity	7.38	7.75	—	—	8.20	3.36	1.05	2.86	6.62	—	—	7.10	3.61	1.30
Convertible Securities	14.38	8.30	7.91	7.71	7.68	2.47	1.15	9.68	7.16	7.19	7.16	7.25	2.72	1.40
Equity	14.14	11.12	8.63	9.11	10.16	1.62	1.62	9.33	9.96	7.97	8.53	9.79	1.87	1.87
Balanced	9.32	7.55	6.66	6.93	8.40	1.34	1.34	4.72	6.42	5.97	6.38	7.98	1.59	1.59
Intermediate Bond	(0.83)	0.76	2.31	2.46	4.32	1.52	1.00	(4.82)	(0.15)	1.78	2.07	4.09	1.62	1.10

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2018 (a)(c)(d)							Average Annual Returns – September 30, 2018 (a)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty Mites	2.63%	7.45%	10.55%	10.06%	10.74%	2.16%	2.16%	4.67%	8.53%	11.65%	11.07%	11.58%	1.16%	1.16%
SmallCap Equity	7.79	9.73	10.04	9.02	7.46	2.49	2.00	9.90	10.83	11.15	10.16	8.26	1.49	1.00
Mid-Cap Equity	5.59	6.96	—	—	7.39	4.11	1.80	7.59	8.07	—	—	8.50	3.11	0.80
Convertible Securities	12.55	7.49	7.11	6.92	7.10	3.22	1.90	14.79	8.61	8.20	7.92	7.82	2.22	0.90
Equity	12.32	10.31	7.83	8.29	9.64	2.37	2.37	14.47	11.36	8.89	9.29	10.25	1.37	1.37
Balanced	7.54	6.76	5.89	6.15	7.83	2.09	2.09	9.61	7.81	6.94	7.13	8.51	1.09	1.09
Intermediate Bond	(2.50)	0.03	1.55	1.71	3.83	2.27	1.75	(0.49)	1.03	2.56	2.63	4.42	1.27	0.75

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Convertible Securities, and Intermediate Bond Funds (and for the Mighty Mites Fund through September 30, 2005), Teton Advisors, Inc. (the Adviser) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2019 and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2.00% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares, except for Mid-Cap Equity Fund whose performance for all share classes is based on the Fund’s inception date of May 31, 2013. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

(d)	Assuming payment of the 1.00% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Mid-Cap Equity	05/31/13	05/31/13	05/31/13	05/31/13
Convertible Securities	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08

The TETON Westwood Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty Mites Fund

For the fiscal year ended September 30, 2018, the TETON Westwood Mighty Mites Fund net asset value (NAV) per Class AAA Share appreciated 4.4% versus gains of 15.2% for the Russell 2000 Index. See the next page for additional performance information.

The Fund primarily invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of initial investment. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their Private Market Value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

The first half of the Fund’s fiscal year was mixed, with an essentially flat December for small cap stocks, and the Dow Jones U.S. MicroCap Index down slightly for the month. Micro-cap gains in January and March were nearly offset by declines in February, indicating a more volatile time for stocks, but the U.S. and global economies continued on solid footing as evidenced by strong corporate earnings. U.S. GDP expanded by 2.2% in the March quarter, a seasonally slower growth quarter. The consumer remained healthy as the unemployment rate held steady, while wage increases remained modest.

In the Fund’s third fiscal quarter ended June 30, 2018, earnings reports were broadly positive and economic indicators remained positive. Market optimism was tempered by escalating tensions between the United States and its international trading partners.This dynamic contributed to outperformance by small and micro-cap stocks, which typically have less exposure to global markets. A robust U.S. economy, loosening regulation, and the benefits of tax reform provided an excellent backdrop for strong business performance.

During the Fund’s fourth fiscal quarter the U.S. economy continued to strengthen, as GDP grew at an annual rate of 4.2%, attributable to consumer spending, exports, and business investment. The high rate of growth persisted into the quarter, sustained by steady wage growth of nearly 3% and a 3.7% unemployment rate, the lowest level since 1969. Additionally, household wealth grew to approximately $107 trillion, further supporting consumer spending. Healthy domestic growth coupled with the benefit from the Tax Cut and Jobs Act sustained double digit earnings growth and solid returns for stocks in the quarter.

Among our stronger performing stocks for the year were Casella Waste Systems Inc. (1.3% of net assets as of September 30, 2018), a vertically integrated solid waste and recycling management company based in Vermont and operating in 34 states. Casella reported strong revenues and growth within its industry, including the acquisition of multiple companies as part of a strategic initiative to expand its geographic presence and markets served. Cavco Industries, Inc. (1.0%), a leading designer and builder of systems-built structures including manufactured homes, modular homes, and commercial buildings, benefited from rising construction prices and a decreased labor force (nearly a quarter million open construction jobs in the United States). Prefabricated and modular construction is quickly becoming a preferred method of building due to reduced material and time requirements, increased production flexibility, and sustainable business practices. Marine Products Corp. (1.3%) is a leading manufacturer of fiberglass fishing and sport boats, and profited from growth and increasing participation in the leisure boating industry. Continued advancement in technology and the progressing development of hybrid and electric boat engines drove demand across the U.S. and European markets.

Some of the weaker holdings in the portfolio included Flushing Financial Corp. (1.0%), a holding company for Flushing Bank, which is a community oriented financial institution offering a range of financial services, operating 19 full service offices in the New York Metropolitan area. Flushing was a laggard, as the banking industry struggled to contend with challenges around regulations, disruptive technologies, and increased competition for a more demanding customer base. E.W. Scripps Co. (1.0%), an American broadcaster serving audiences and businesses with a growing portfolio of local and national media brands, struggled early in the year as a restructuring and cost cutting effort took place. In addition, a series of acquisitions failed to produce the profits and benefits expected and the pressure of fewer cable subscribers weighed on the industry. Another portfolio detractor was Astec Industries, Inc. (1.1%), which designs, engineers, manufactures, and markets equipment and components used primarily in road building and related construction activities; oil, gas, and water well drilling; and wood pellet production. In July 2018, Astec announced that it was exiting its contractual obligations regarding its Arkansas wood pellet plant, “driven by unresolved issues, which inhibited the plant’s ability to meet contractual provisions by the date required by the Company’s sales contract.” Astec agreed to pay $68 million in cash in the aggregate and forgive approximately $7 million in receivables. As a result of the disclosure the share price declined more than 20%.

We appreciate your continued confidence and trust.

Average Annual Returns Through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	4.38%	8.26%	11.37%	10.87%	11.43%
Dow Jones U.S. Micro-Cap Total Stock Market Index	17.37	9.69	11.71	8.68	9.07(b)
Russell 2000 Index	15.24	11.07	11.11	10.12	7.84
Lipper Small Cap Value Fund Average	7.91	8.81	9.99	9.54	8.39(b)

In the current prospectuses dated January 26, 2018, the expense ratio for Class AAA Shares is 1.41%. See page 44 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the Adviser) reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Dow Jones U.S. Micro-Cap Total Stock Market Index and Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE DOW JONES U.S. MICRO-CAP TOTAL STOCK MARKET INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SmallCap Equity Fund (Unaudited)

For the fiscal year ended September 30, 2018, the TETON Westwood SmallCap Equity Fund NAV per Class AAA Share appreciated 9.7% compared with a gain of 15.2% for the Russell 2000 Index. See the next page for additional performance information.

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or Private Market Value. The Fund characterizes small capitalization companies as those companies with a market capitalization between $100 million and $2.5 billion at the time of the Fund’s initial investment.

Equity markets rallied to close 2017. While the media coverage was dominated by the drama leading up to the passage of tax reform, a building confidence in improving earnings growth helped to carry the market higher. Corporate profits remained a key focus for investors, as ultimately the profit cycle drives long term returns in the stock market.

Stocks stumbled in the first calendar quarter of 2018 as volatility spiked from historically low levels. While trading was choppy, the market experienced its first real correction in the last several years, lasting from late January through early February. The growing potential for disruptive trade policies, starting with steel and aluminum tariffs enacted by President Trump, moved to the forefront, while corporate profit outlooks remained positive and equity markets, while volatile, remained near all time highs.

The second calendar quarter of 2018 ended on a tumultuous note, with sharp equity market declines driven by fears of a potential trade war with China and Europe. That the market exhibited some indigestion was not surprising, given high asset prices, global monetary tightening, higher interest rates, and relative investor complacency.

Stock indices ended the Fund’s fourth fiscal quarter on the retreat after marking all time highs earlier this summer. The impact was far more pronounced for small capitalization stocks, at nearly two-to-one in the last week of the quarter, as those indices returned to where they began the summer months, generally in line with their 200 day moving averages.

Among the better performing stocks in the year were: Bottomline Technologies Inc. (2.4% of net assets as of September 30, 2018), an innovator in business payment automation technology, whose stock has an impressive record of positive earnings surprises, as it has not missed a consensus earnings estimate in any of the last four quarters; Pandora Media Inc. (2.1%), that provides music streaming and internet radio service, announced in September that SiriusXM agreed to buy Pandora in an all stock deal which would create a $30 billion company that rivals market leader Spotify; and Oxford Industries, Inc. (1.4%), a high end clothing and apparel company which increased its earnings growth over the past year due to increased distribution and retail presence.

Our weaker performing stocks during the year included: Patterson-UTI Energy, Inc. (2.4%), which provides onshore contract drilling services to oil and natural gas operators in the U.S. and Canada. Patterson reported weaker than expected revenues as its pressure pumping business struggled from idled equipment and softening demand; NetScout Systems, Inc. (1.6%), a provider of application and network performance management products, experienced slow revenue growth and high cost growth; and Ethan Allen Interiors, Inc. (1.5%), a manufacturer and retailer of high quality home furnishings, whose stock has fallen in the last few quarters, most notably with fourth quarter results, as revenue rose 5.5% while gross margins compressed sharply. The most concerning aspect of the report was a decrease in retail written orders, which fell 10.8% overall.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (4/15/97)
SmallCap Equity Fund Class AAA	9.68%	10.55%	10.86%	9.97%	8.13%
Russell 2000 Index	15.24	11.07	11.11	10.12	9.20
Russell 2000 Value Index	9.33	9.91	9.52	9.50	9.77

In the current prospectuses dated January 26, 2018, the gross expense ratio for Class AAA Shares is 1.74%, and the net expense ratio is 1.25% after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2019. See page 45 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Russell 2000 Value Index measure the performance of the small capitalization sector of the U.S. equity market and is a subset of the Russell 2000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the fiscal year ended September 30, 2018, the TETON Westwood Mid-Cap Equity Fund NAV per Class AAA Share appreciated 7.4% compared with a gain of 14.0% for the Russell Midcap Index. See the next page for additional performance information.

The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization falls within a range of $1 billion to $20 billion. As bottom up, fundamental, research driven investors, the portfolio manager seeks to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

The global stock market ended 2017 on a strong note, surging to either fresh records or multi-year highs as the global economy continued a synchronized recovery, with improving corporate earnings, strengthening economics, and supportive monetary policy from central banks. The market was propelled by corporate tax cuts and a weakening dollar that supported exports. In the Fund’s second fiscal quarter, the market saw volatility caused by threats of trade wars and inflation. Despite seeing a peak in consumer confidence levels and some of the lowest reported unemployment levels in seventeen years, uncertainty over President Trump’s threat of investment restrictions against China caused market gyrations as investors gauged the potential negative impacts.

Investors entered the third fiscal quarter on the defensive, made uneasy by bouts of market volatility and swelling trade rhetoric. Macro data points in April only heightened that concern with job numbers below forecast and inflation data appearing to indicate acceleration. However, by May, the corporate earnings reports remained solid, inflation gains slowed, job growth continued, and wage growth was steady. Incoming Federal Reserve Chairman Jerome Powell also walked back hawkish inflation comments from months prior, showing little desire by officials to end the decade long bull market.

Stock indices ended the Fund’s fourth fiscal quarter on the retreat after marking all time highs earlier this summer. The impact was more pronounced for midcap stocks, at almost two to one in the last week of the quarter, as the Midcap Index moved back towards the level at which it began the summer months, nearly at the 200 day moving average. The economy continued to signal domestic strength, with the unemployment rate at 3.7%. Yet, despite tight employment conditions and many companies citing talent acquisition as a strategic concern, hourly earnings growth and inflation remained at modest levels.

Among the better performing stocks for the fiscal year included Fortinet Inc. (3.4% of net assets as of September 30, 2018), a multinational corporation that develops and markets cybersecurity software, appliances and services, such as firewalls, anti-virus, intrusion prevention, and endpoint security. Fortinet benefited from double digit sales and earnings growth, and a rising number of data breaches driving interest in its core business and cybersecurity stocks in general. Pandora Media, Inc. (2.6%) provides music discovery platform services in the United States and internationally. The company offers streaming radio and on demand music services. Pandora shares surged during the year much in thanks to a growth of over 20% in paying subscribers, enhancements in its advertising technology, and partnerships with companies SNAP and AT&T. In September it was announced that Sirius XM would be acquiring Pandora. CBRE Group Inc. (3.3%) is the world’s largest commercial real estate services and investment company, with the number one global market position in leasing, property sales, outsourcing, property management, and valuation. CBRE experienced particularly strong revenue growth in its combined regional services business, making incremental investments to support future growth, streamline operations, and share some of the benefits of tax reform with its employees. CBRE made acquisitions, highlighted by FacilitySource, a leader in technology based procurement and facility management solutions in the United States.

Some detractors from the portfolio included C&J Energy Services, Inc. (1.5%), a leading provider of well construction, well completions, and well services, which was affected by a sharp decline in the oil services industry and pipeline capacity constraints challenging short term growth. Fortune Brands Home & Security, Inc. (1.9%), a home and security products company built on industry leading brands and innovative cabinetry, plumbing, and door and security products, struggled during the year due to increasing industry competition, high levels of long term debt, and rising costs and expenses. Another poorly performing security was Patterson Companies, Inc. (0.9%), a medical supplies conglomerate primarily in the business of veterinary and dental products. Patterson saw a decrease in consolidated sales as well as a class action lawsuit on behalf of all persons or entities that purchased Patterson securities between June 26, 2015 and February 28, 2018. The complaint alleges that, throughout the period in question, Patterson made false and/or misleading statements, as well as failed to disclose material adverse facts about its business, operations, and prospects.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2018 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (5/31/13)
Mid-Cap Equity Fund Class AAA	7.38%	9.63%	7.75%	8.20%
Russell Midcap Index	13.98	14.52	11.65	11.92(b)
Russell Midcap Growth Index	21.10	16.65	13.00	13.51(b)

In the current prospectuses dated January 26, 2018, the gross expense ratio for Class AAA Shares is 3.36%, and net expense ratio is 1.05% after contractual reimbursements by Teton Advisors, Inc., (the Adviser) in place through January 31, 2019. See page 46 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the midcap segment of the U.S. equity market. The Russell Midcap Growth Index is an unmanaged indicator which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Russell Midcap and Russell Midcap Growth Indices since inception performance is from May 30, 2013.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP EQUITY FUND

CLASS AAA , THE RUSSELL MIDCAP INDEX, AND THE RUSSELL MIDCAP GROWTH INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Convertible Securities Fund (Unaudited)

For the fiscal year ended September 30, 2018, the TETON Convertible Securities Fund NAV per Class AAA Share appreciated 14.4% compared with gains of 17.9% and 12.2% for the Standard & Poor’s (S&P) 500 Index and the ICE Bank of America Merrill Lynch U.S. Convertibles Index, respectively. See the next page for additional performance information.

The Fund invests in convertible securities. By investing in convertible securities, the portfolio managers seek the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

We experienced four interest rate hikes and the beginning of the reduction of the Federal Reserve balance sheet during the Fund’s fiscal year, but this did not keep the convertible market from providing strong returns. The Fund’s first fiscal quarter saw convertible securities driven higher by strong equity markets and a stable economic environment. Low volatility was apparent in most asset classes, and convertibles remained competitive with stocks.

Volatility returned in the Fund’s second fiscal quarter. Rising interest rates and uncertainty over global trade policy caused investors and traders to add and remove risk from portfolios in a rather dramatic fashion. Convertibles maintained much greater stability over the course of the quarter which allowed them to outperform other asset classes, as rates remained low and tax code changes limiting deductibility of interest made the structure attractive for issuers.

The bull market continued in the Fund’s third fiscal quarter and convertible securities followed up on their strong beginning to 2018 as they again outperformed U.S. corporate bonds and U.S. government bonds. Among U.S. convertible issues, the Consumer Non-Cyclical, Energy, and Technology sectors added to returns for the year to date. Non-rated issues outperformed investment grade, intermediate grade and junk issues, while mid-capitalization issues outperformed small capitalization and large capitalization issues, in that order.

Convertible securities continued their strong performance in the Fund’s fourth fiscal quarter, outperforming U.S. corporate bonds and U.S. government bonds while lagging the performance of the S&P 500. We continued to see robust issuance with 25 new issues coming to market. The U.S. convertible market ended September with 476 issues and $227 billion in market capitalization. Issuance expanded in 2018 with 118 new issues raising $47 billion, exceeding redemptions for the year, growing the market and giving the portfolio managers a diverse mix of convertibles to choose from for the portfolio.

Among the better performing securities were Teladoc Health Inc., 3.000%, 12/15/22 (2.1% of net assets as of September 30, 2018), a telehealth company that uses telephone and videoconferencing technology to provide on-demand remote medical care via mobile devices. Over the past year Teladoc benefited from segment growth and the growing dependence on virtual care delivery. In addition, expanded capabilities and an announced partnership with Partners Healthcare helped support strong growth. Another security that added to the Fund’s performance was Coupa Software Inc., 0.375%, 01/15/23 (1.6%), a global technology platform for Business Spend Management (BSM) that helps small, medium, and large companies gain visibility into, and control over, the money and resources spent within their organizations. Coupa saw high growth and strong performance in a quickly expanding and highly accessible market, and counts Amazon, Nike, and Coca-Cola Consolidated among its growing customer base. An additional contributor to the portfolio was Neurocrine Biosciences Inc., 2.250%, 05/15/24 (1.4%), a biopharmaceutical company which develops and discovers treatments for neurological and endocrine-related diseases and disorders. Neurocrine saw significant revenue growth from its FDA approved drug Ingrezza, and has clinical stage trials in the pipeline.

Some of the Fund’s weaker holdings included DISH Network Corp., 3.375%, 08/15/26 (2.0%), a network television provider and owner of the direct broadcast satellite provider DISH and Sling TV. DISH’s stock had a downward trajectory for most of the year, mainly due to a steady loss of satellite subscribers and the ongoing trend of “cord cutting.” DISH does not sell broadband service, meaning that users of its Sling TV must get their internet service from alternative providers. Rambus Inc., 1.375%, 02/01/23 (1.6%), provides semiconductor products and focuses on design, development, and manufacturing through partnerships and licensing of technology and solutions related to memory and interfaces. Its solutions provide an interface between analog signals and digital information in systems, such as telecommunications transport systems, enterprise networking equipment, and datacenters. Midway through the year, Rambus’s CEO was unexpectedly terminated due to what the Board determined to be conduct which fell short of the company’s standards. Inphi Corp., 1.125%, 12/01/20 (2.0%), is a provider of analog and mixed signal semiconductor solutions for the communications and datacenter markets. Inphi suffered from a self described down cycle driven by inventory buildups in China long haul and metro markets and lower demand for its linear transimpedance amplifier and linear driver products.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (9/30/97)
Convertible Securities Fund Class AAA	14.38%	8.30%	7.91%	7.71%	7.68%
S&P 500 Index	17.91	13.95	11.97	9.65	7.50
ICE Bank of America Merrill Lynch U.S. Convertibles Index	12.22	9.32	11.01	8.01	7.32

In the current prospectuses dated January 26, 2018, the gross expense ratio for Class AAA Shares is 2.47%, and the net expense ratio is 1.15%, after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2019. See page 47 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND

CLASS AAA, THE S&P 500 INDEX AND

THE ICE BANK OF AMERICA MERRILL LYNCH U.S. CONVERTIBLES INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The TETON Westwood Equity Fund underperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2018, the Equity Fund Class AAA shares posted a gain of 14.1%, net of expenses, versus the S&P 500 Index gain of 17.9%. See the next page for additional performance information.

Equity markets rallied to close 2017. While the media coverage was dominated by the drama leading up to the passage of tax reform, a building confidence in improving earnings growth helped to carry the market higher. Corporate profits remained a key focus for investors, as ultimately the profit cycle drives long term returns in the stock market.

Stocks stumbled in the first calendar quarter of 2018 as volatility spiked from historically low levels. While trading was choppy, the market experienced its first real correction in the last several years, lasting from late January through early February. The growing potential for disruptive trade policies, starting with steel and aluminum tariffs enacted by President Trump, moved to the forefront, while corporate profit outlooks remained positive and equity markets, while volatile, remained near all time highs.

Volatility, which had surfaced earlier in the year, decreased throughout the second calendar quarter, though remained elevated relative to recent historically low levels. The market grappled with continued headlines regarding the potential for trade wars with our international partners on several different fronts.

Stock indices ended the Fund’s fourth fiscal quarter on the retreat after marking all time highs earlier this summer.

Positive drivers of relative Fund performance over the twelve months included: Becton Dickinson & Co. (2.5% of total net assets as of September 30, 2018), a medical technology company that manufactures and sells medical devices, instruments, and systems which benefited from accelerating revenue growth and margin expansions as it continued to successfully acquire and integrate additional products into its lineup and realize meaningful synergies; Abbott Laboratories (3.0%), an American healthcare company with a broad range of branded generic pharmaceuticals, medical devices, diagnostics, and nutrition products, saw solid contribution from its recent acquisitions, as its organic growth exceeded expectations; Motorola Solutions Inc. (2.1%), the data communications and telecommunications equipment provider, gained traction as the leading provider for network and communication solutions for first responders; and Boeing Co. (2.0%), the world’s largest aerospace company, rallied on better earnings and cash flow results seen throughout the year, supported by a backlog for new airplanes that stretches out over the next five years.

Detractors from the Fund’s performance included AT&T Corp. (3.5%), which provides voice, video, and data communications services to businesses, consumers, and governments worldwide, fell as broad concerns on competitive pressures across its business units weighed on shares even though further consolidation in the wireless carrier market could be beneficial to improving industry behavior. General Mills, Inc. (2.0%), which manufactures and markets branded consumer goods worldwide, closed on its acquisition of Blue Buffalo to further expand its product portfolio; however, rising transportation costs particularly hurt margins as did high levels of competitive pressures. Financial services company Morgan Stanley, Inc. (1.6%) shares were pressured as it received a less favorable regulatory ruling on its plan to return additional capital to shareholders. Lam Research Corp. (0.8%), the semiconductor and circuit manufacturer, moved lower over investor fears regarding the semiconductor cycle amid the upcoming lull in activity being indicated by the industry after a strong period of growth.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (1/2/87)
Equity Fund Class AAA	14.14%	11.12%	8.63%	9.11%	10.16%
S&P 500 Index	17.91	13.95	11.97	9.65	10.61(b)
In the current prospectuses dated January 26, 2018, the expense ratio for Class AAA Shares is 1.62%. See page 48 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  S&P 500 Index since inception performance is as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For fiscal year ended September 30, 2018, the TETON Westwood Balanced Fund Class AAA Shares posted a return of 9.3%, net of expenses, versus the Bloomberg Barclays Government/Credit Bond Index return of (1.4%). The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Barclays Capital Government/Credit Bond Index which returned 10.2%. See the next page for additional performance information.

Equity markets rallied to close 2017 with even more gains. While the media coverage was dominated by the drama leading up to the passage of tax reform, a building confidence in improving earnings growth helped to carry the market higher. Corporate profits remained a key focus for investors, as ultimately the profit cycle drives long term returns in the stock market.

Stocks stumbled in the first calendar quarter of 2018 as volatility spiked from historically low levels. While trading was choppy, the market experienced its first real correction in the last several years, lasting from late January through early February. The growing potential for disruptive trade policies, starting with steel and aluminum tariffs enacted by President Trump, moved to the forefront, while corporate profit outlooks remained positive and equity markets, while volatile, remained near all time highs.

The second calendar quarter of 2018 ended on a tumultuous note, with sharp equity market declines driven by fears of a potential trade war with China and Europe. That the market exhibited some indigestion was not surprising, given high asset prices, global monetary tightening, higher interest rates, and relative investor complacency.

Volatility, which had surfaced earlier in the year, moderated throughout the second calendar quarter, though remained elevated relative to recent historically low levels. The market grappled with continued headlines regarding the potential for trade wars with our international partners on several different fronts.

The Fund’s fixed income segment outperformed the benchmark in the third calendar quarter. The Fund outperformed in the U.S. Agency and Utility Corporate segments. Key drivers of outperformance were having lower overall portfolio duration, being overweight corporate credit, and being underweight U.S. Treasuries.

Our top contributor for the period was Exxon Mobil 6.5% due 15 Dec 2018 (no longer held as of September 30, 2018). Other top contributors were a floating rate corporate bond and a short maturity corporate bond: Enterprise Products Group Perpetual Floater and Texas Instruments 1.65% due 03 Aug 2019 (no longer held and 0.8%, respectively).

Detracting from performance were intermediate maturity Treasury and U.S. Agency positions; Fannie Mae 2.625% due 06 Sep 2024 (1.7%), U.S. Treasury 2.25% due 15 Nov 2024 (1.5%), and U.S. Treasury 1.625% due 15 Feb 2026 (1.2%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	9.32%	7.55%	6.66%	6.93%	8.40%
Bloomberg Barclays Government/Credit Bond Index	(1.37)	2.23	3.95	3.75	5.54(b)
S&P 500 Index	17.91	13.95	11.97	9.65	9.97(b)
60% S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index (c)	10.20	9.26	8.76	7.29	8.20

In the current prospectuses dated January 26, 2018, the expense ratio for Class AAA Shares is 1.34%. See page 49 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc. (the Adviser) reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  S&P 500 Index and Bloomberg Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.

(c)  The Blended Index consists of a blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays Government/Credit Bond Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the fiscal year ended September 30, 2018, the TETON Westwood Intermediate Bond Fund NAV per Class AAA Share decreased (0.8)% compared with the Bloomberg Barclays Government/Credit Bond Index which was down (1.4)%. See below for additional performance information.

The TETON Westwood Intermediate Bond Fund benefited from its intermediate financial corporate positions during the fourth quarter of 2017. Investment grade credit spreads tightened during the period, with corporates outperforming duration matched Treasury and U.S. Agency positions. Yields on intermediate Treasuries rose, and total returns on investment grade bonds were positive for the period.

The Fund outperformed its benchmark in the first quarter of 2018. Yields on intermediate Treasuries rose, and total returns on investment grade bonds were negative for the period. Yields on the 5 year Treasury note rose 35 basis points from 2.21% to 2.56%, while the 10 year Treasury note rose 33 basis points from 2.41% to 2.74% during the quarter.

Yields on intermediate Treasuries rose, and total returns on investment grade bonds were negative during the Fund’s third fiscal quarter. Yields on the 5 year U.S. Treasury note rose by 18 basis points from 2.56% to 2.74%, while the 10 year Treasury note rose by 12 basis points, from 2.74% to 2.86% during the quarter.

The Fund outperformed the benchmark in the third calendar quarter. Yields on intermediate Treasuries rose, and total returns on investment grade bonds were negative for the period. Yields on the 5 year Treasury note rose by 21 basis points from 2.74% to 2.95%, while the 10 year Treasury note rose by 20 basis points from 2.86% to 3.06% during the quarter. Notwithstanding some inter-period volatility, the trend was clearly up. The U.S. Treasury Yield Curve flattened slightly as the yield differential between 10 year and 2 year Treasuries continued to narrow. Investment grade credit spreads tightened by approximately 15 basis points during the quarter causing U.S. Treasury and Agencies to underperform duration matched corporates.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2018 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	(0.83)%	0.76%	2.31%	2.46%	4.32%
Bloomberg Barclays Government/Credit Bond Index	(1.37)	2.23	3.95	3.75	5.54(b)
In the current prospectuses dated January 26, 2018, the gross expense ratio for AAA Shares is 1.52%, and the net expense ratio is 1.00% after contractual reimbursements by Teton Advisors, Inc., (the Adviser) in place through January 31, 2019. See page 50 for the expense ratios for the year ended September 30, 2018. Class AAA Shares do not have a sales charge.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Bloomberg Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2018 through September 30, 2018

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table on page 18 illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2018.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2018 through September 30, 2018

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio	Expenses Paid During Period*

TETON Westwood Mighty Mites Fund

Class AAA	$1,000.00	$1,053.70	1.42%	$ 7.31	$1,000.00	$1,017.95	1.42%	$ 7.18
Class A	$1,000.00	$1,052.70	1.67%	$ 8.59	$1,000.00	$1,016.70	1.67%	$ 8.44
Class C	$1,000.00	$1,050.10	2.17%	$11.15	$1,000.00	$1,014.19	2.17%	$10.96
Class I	$1,000.00	$1,055.30	1.16%	$ 5.98	$1,000.00	$1,019.25	1.16%	$ 5.87

TETON Westwood SmallCap Equity Fund

Class AAA	$1,000.00	$1,058.60	1.25%	$ 6.45	$1,000.00	$1,018.80	1.25%	$ 6.33
Class A	$1,000.00	$1,057.30	1.50%	$ 7.74	$1,000.00	$1,017.55	1.50%	$ 7.59
Class C	$1,000.00	$1,054.90	2.00%	$10.30	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,060.00	1.00%	$ 5.16	$1,000.00	$1,020.05	1.00%	$ 5.06

TETON Westwood Mid-Cap Equity Fund

Class AAA	$1,000.00	$1,040.30	1.05%	$ 5.37	$1,000.00	$1,019.80	1.05%	$ 5.32
Class A	$1,000.00	$1,039.30	1.30%	$ 6.65	$1,000.00	$1,018.55	1.30%	$ 6.58
Class C	$1,000.00	$1,036.30	1.80%	$ 9.19	$1,000.00	$1,016.04	1.80%	$ 9.10
Class I	$1,000.00	$1,041.20	0.80%	$ 4.09	$1,000.00	$1,021.06	0.80%	$ 4.05

TETON Convertible Securities Fund

Class AAA	$1,000.00	$1,076.60	1.15%	$ 5.99	$1,000.00	$1,019.30	1.15%	$ 5.82
Class A	$1,000.00	$1,075.20	1.40%	$ 7.28	$1,000.00	$1,018.05	1.40%	$ 7.08
Class C	$1,000.00	$1,072.20	1.90%	$ 9.87	$1,000.00	$1,015.54	1.90%	$ 9.60
Class I	$1,000.00	$1,077.70	0.90%	$ 4.69	$1,000.00	$1,020.56	0.90%	$ 4.56

TETON Westwood Equity Fund

Class AAA	$1,000.00	$1,078.10	1.59%	$ 8.28	$1,000.00	$1,017.10	1.59%	$ 8.04
Class A	$1,000.00	$1,076.70	1.84%	$ 9.58	$1,000.00	$1,015.84	1.84%	$ 9.30
Class C	$1,000.00	$1,074.70	2.34%	$12.17	$1,000.00	$1,013.34	2.34%	$11.81
Class I	$1,000.00	$1,080.00	1.34%	$ 6.99	$1,000.00	$1,018.35	1.34%	$ 6.78

TETON Westwood Balanced Fund

Class AAA	$1,000.00	$1,052.20	1.34%	$ 6.89	$1,000.00	$1,018.35	1.34%	$ 6.78
Class A	$1,000.00	$1,051.60	1.59%	$ 8.18	$1,000.00	$1,017.10	1.59%	$ 8.04
Class C	$1,000.00	$1,048.80	2.09%	$10.73	$1,000.00	$1,014.59	2.09%	$10.56
Class I	$1,000.00	$1,054.60	1.09%	$ 5.61	$1,000.00	$1,019.60	1.09%	$ 5.52

TETON Westwood Intermediate Bond Fund

Class AAA	$1,000.00	$1,001.30	1.00%	$ 5.02	$1,000.00	$1,020.05	1.00%	$ 5.06
Class A	$1,000.00	$1,000.80	1.10%	$ 5.52	$1,000.00	$1,019.55	1.10%	$ 5.57
Class C	$1,000.00	$ 998.10	1.75%	$ 8.77	$1,000.00	$1,016.29	1.75%	$ 8.85
Class I	$1,000.00	$1,003.40	0.75%	$ 3.77	$1,000.00	$1,021.31	0.75%	$ 3.80

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2018:

TETON Westwood Mighty Mites Fund

U.S. Government Obligations	19.8%
Diversified Industrial	9.9%
Health Care	7.6%
Financial Services	6.9%
Equipment and Supplies	5.3%
Hotels and Gaming	3.4%
Electronics	3.3%
Consumer Products	2.9%
Food and Beverage	2.8%
Automotive: Parts and Accessories	2.8%
Machinery	2.7%
Aerospace and Defense	2.7%
Specialty Chemicals	2.5%
Real Estate	2.5%
Telecommunications	2.4%
Business Services	2.0%
Building and Construction	2.0%
Restaurants	1.8%
Manufactured Housing and Recreational Vehicles	1.6%
Computer Software and Services	1.5%
Metals and Mining	1.4%
Aviation: Parts and Services	1.4%
Retail	1.3%
Environmental Control	1.3%

Publishing	1.1%
Broadcasting	1.1%
Entertainment	1.0%
Energy and Utilities: Water	0.9%
Automotive	0.8%
Consumer Services	0.6%
Energy and Utilities: Natural Gas	0.5%
Semiconductors	0.4%
Agriculture	0.3%
Wireless Communications	0.3%
Energy and Utilities: Oil	0.2%
Energy and Utilities: Services	0.2%
Communications Equipment	0.2%
Paper and Forest Products	0.2%
Energy and Utilities: Integrated	0.2%
Airlines	0.2%
Closed-End Funds	0.1%
Educational Services	0.0%*
Transportation	0.0%*
Energy and Utilities	0.0%*
Other Assets and Liabilities (Net)	(0.1)%

100.0%

*	Amount represents less than 0.05%.

TETON Westwood SmallCap Equity Fund

Banking	20.3%
Energy and Utilities	12.1%
U.S. Government Obligations	7.9%
Computer Software and Services	6.5%
Health Care	6.0%
Semiconductors	5.9%
Business Services	4.6%
Telecommunications	4.5%
Retail	3.9%
Diversified Industrial	3.9%
Communications	3.8%
Financial Services	3.5%
Electronics	2.3%

Consumer Products	2.3%
Building and Construction	1.9%
Equipment and Supplies	1.8%
Speciality Chemicals	1.7%
Automotive	1.7%
Aerospace	1.4%
Environmental Control	1.2%
Broadcasting	1.2%
Machinery	1.0%
Real Estate	0.9%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

TETON Westwood Mid-Cap Equity Fund

Financials	21.7%
Information Technology	18.2%
Consumer Discretionary	15.7%
Industrials	14.7%
Energy	13.2%
Health Care	8.2%

Materials	3.7%
Consumer Staples	3.1%
Other Assets and Liabilities (Net)	1.5%

100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Convertible Securities Fund

Computer Software and Services	19.6%
Health Care	15.0%
Semiconductors	10.5%
U.S. Government Obligations	7.9%
Financial Services	5.7%
Business Services	5.3%
Real Estate Investment Trusts	4.5%
Energy and Utilities: Integrated	4.0%
Communications Equipment	3.5%
Energy and Utilities: Services	3.5%
Telecommunications	2.9%
Consumer Services	2.4%
Industrials	2.1%

Aviation: Parts and Services	2.0%
Cable and Satellite	2.0%
Entertainment	1.8%
Diversified Industrial	1.5%
Food and Beverage	1.3%
Aerospace and Defense	1.2%
Building and Construction	1.1%
Transportation	1.0%
Agriculture	0.4%
Other Assets and Liabilities (Net)	0.8%

100.0%

TETON Westwood Equity Fund

Health Care	13.5%
Banking	10.4%
Financial Services	9.6%
Computer Software and Services	8.9%
Energy: Integrated	8.0%
Retail	7.2%
Aerospace	6.0%
Food and Beverage	5.8%
Telecommunications	5.6%
Energy and Energy Services	3.7%
Diversified Industrial	3.1%
Business Services	3.0%

Real Estate	2.9%
Transportation	2.5%
Specialty Chemicals	2.0%
Entertainment	2.0%
Consumer Products	2.0%
Energy: Oil	1.9%
Other Investment Companies	1.2%
Semiconductors	0.8%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

TETON Westwood Balanced Fund

Health Care	11.7%
Banking	11.0%
Financial Services	10.6%
Retail	6.5%
U.S. Government Obligations	6.3%
Computer Software and Services	6.0%
Energy: Integrated	5.3%
Telecommunications	4.8%
Aerospace	4.4%
Food and Beverage	4.1%
Consumer Products	3.5%
Diversified Industrial	3.4%
Federal Home Loan Mortgage Corp.	2.7%
Energy and Energy Services	2.4%

Electronics	2.4%
Business Services	2.1%
Energy: Oil	2.1%
Real Estate	1.9%
Federal National Mortgage Association	1.7%
Other Investment Companies	1.5%
Transportation	1.4%
Entertainment	1.4%
Specialty Chemicals	1.3%
Computer Hardware	1.0%
Semiconductors	0.7%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood Intermediate Bond Fund

Corporate Bonds	50.5%
U.S. Government Obligations	38.2%
U.S. Government Agency Obligations	11.1%
Other Assets and Liabilities (Net)	0.2%

100.0%

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 79.5%
	Aerospace and Defense — 2.7%
1,118,900	Aerojet Rocketdyne Holdings Inc.†	$5,240,670	$38,031,411
2,000	Allied Motion Technologies Inc	77,469	108,860
15,000	Chemring Group plc	35,977	42,035
123,000	Innovative Solutions & Support Inc.†	472,250	312,420
7,000	Kratos Defense & Security Solutions Inc.†	42,963	103,460

		5,869,329	38,598,186

	Agriculture — 0.3%
500,000	Black Earth Farming Ltd., SDR†(a)	4,345	1,744
225	J.G. Boswell Co.	144,676	146,587
139,475	Limoneira Co.	2,673,496	3,641,692
490,000	S&W Seed Co.†	1,707,556	1,200,500

		4,530,073	4,990,523

	Airlines — 0.2%
45,000	American Airlines Group Inc.	18,602	1,859,850
225,000	American Airlines Group Inc., Escrow†	3,288	331,875

		21,890	2,191,725

	Automotive — 0.8%
27,200	Lithia Motors Inc., Cl. A	517,533	2,221,152
20,000	Navistar International Corp.†	152,109	770,000
29,605	Rush Enterprises Inc., Cl. A	545,615	1,163,773
104,005	Rush Enterprises Inc., Cl. B	1,800,199	4,148,759
66,500	Sonic Automotive Inc., Cl. A	849,600	1,286,775
70,000	Wabash National Corp.	132,194	1,276,100

		3,997,250	10,866,559

	Automotive: Parts and Accessories — 2.6%
6,000	China Automotive Systems Inc.†	34,007	21,120
105,000	Dana Inc.	624,231	1,960,350
10,000	Douglas Dynamics Inc.	309,290	439,000
400,000	Federal-Mogul Holdings Corp.†(a)	3,578,148	4,000,000
13,400	Gentherm Inc.†	194,890	609,030
311,600	Modine Manufacturing Co.†	3,294,325	4,642,840
24,000	Motorcar Parts of America Inc.†	315,465	562,800
80,000	Puradyn Filter Technologies Inc.†	13,774	4,800
54,000	Shiloh Industries Inc.†	635,890	594,000
122,200	Standard Motor Products Inc.	1,271,525	6,014,684
183,100	Strattec Security Corp.	4,602,184	6,527,515
454,100	Superior Industries International Inc.	8,420,139	7,742,405
37,000	Tenneco Inc., Cl. A	115,032	1,559,180
35,600	Titan International Inc.	301,426	264,152
33,425	Tower International Inc.	736,834	1,011,106
46,000	Uni-Select Inc.	825,064	783,138

		25,272,224	36,736,120

	Aviation: Parts and Services — 1.4%
13,500	Astronics Corp.†	96,482	587,250
19,019	Astronics Corp., Cl. B†	131,688	818,958
123,485	Ducommun Inc.†	2,113,759	5,043,127
196,200	Kaman Corp.	4,994,792	13,102,236

		7,336,721	19,551,571

	Broadcasting — 1.1%
850,000	Beasley Broadcast Group Inc., Cl. A(b)	4,771,962	5,865,000

Shares		Cost	Market Value
336,455	Dish TV India Ltd., GDR†	$265,892	$242,281
78,700	Entercom Communications Corp., Cl. A	166,098	621,730
249,500	Gray Television Inc.†	277,083	4,366,250
84,084	Gray Television Inc., Cl. A†	583,731	1,341,140
572,477	Salem Media Group Inc.	2,477,315	1,946,422
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	935,550
125,007	Townsquare Media Inc., Cl. A	1,140,967	978,805

		9,736,715	16,297,178

	Building and Construction — 2.0%
257,400	Armstrong Flooring Inc.†	4,698,699	4,658,940
145,000	Gibraltar Industries Inc.†	3,364,313	6,612,000
55,000	Granite Construction Inc.	1,972,854	2,513,500
13,000	Herc Holdings Inc.†	495,236	665,600
764,000	Huttig Building Products Inc.†	915,335	3,224,080
107,074	MYR Group Inc.†	2,422,367	3,494,895
98,300	The Monarch Cement Co.	2,606,466	7,225,050

		16,475,270	28,394,065

	Business Services — 2.0%
16,000	Ascent Capital Group Inc., Cl. A†	172,110	28,320
255,000	Diebold Nixdorf Inc.	1,358,540	1,147,500
3,245	Du-Art Film Labs Inc.†	566,429	624,663
705,520	Edgewater Technology Inc.†	2,293,833	3,541,710
127,793	GP Strategies Corp.†	1,429,985	2,153,312
23,300	ICF International Inc.	558,939	1,757,985
32,029	KAR Auction Services Inc.	443,660	1,911,811
16,000	Macquarie Infrastructure Corp.	44,180	738,080
4,150	Matthews International Corp., Cl. A	182,558	208,123
20,000	McGrath RentCorp.	535,869	1,089,400
125,000	MDC Partners Inc., Cl. A†	791,188	518,750
296,500	MoneyGram International Inc.†	2,185,369	1,586,275
1,400	PayPoint plc	16,487	16,934
329,962	PFSweb Inc.†	2,034,894	2,441,719
2,000	Pollard Banknote Ltd.	31,757	38,493
160,019	PRGX Global Inc.†	938,257	1,392,165
27,920	Safeguard Scientifics Inc.†	345,778	261,052
21,000	Scientific Games Corp.†	161,995	533,400
500	Stamps.com Inc.†	6,278	113,100
270,600	Team Inc.†	4,180,915	6,088,500
411,792	Trans-Lux Corp.†(b)	257,234	152,363
37,282	Viad Corp.	993,885	2,208,959
25,000	Willdan Group Inc.†	771,982	849,000

		20,302,122	29,401,614

	Communications Equipment — 0.2%
428,020	Communications Systems Inc.	3,692,959	1,198,456
275,000	Extreme Networks Inc.†	946,476	1,507,000
60,000	ViewCast.com Inc.†	14,320	300

		4,653,755	2,705,756

	Computer Software and Services — 1.5%
200,913	American Software Inc., Cl. A	1,877,685	2,437,075
177,542	Avid Technology Inc.†	1,286,365	1,052,824
79,687	Carbonite Inc.†	914,787	2,840,842
29,000	Cardlytics Inc.†	561,706	726,160
2,300	Cinedigm Corp., Cl. A†	3,284	2,668
151,700	comScore Inc.†	3,831,941	2,765,491
22,000	Datawatch Corp.†	175,634	256,300
45,000	DHI Group Inc.†	81,549	94,500
84,801	Digi International Inc.†	958,168	1,140,573
20	FalconStor Software Inc.†	1	1
24,000	Genius Brands International Inc.†	108,128	49,200

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
20,000	GSE Systems Inc.†	$109,966	$72,000
144,267	iGO Inc.†	484,473	308,731
427,997	Internap Corp.†	4,898,066	5,405,602
10,000	Materialise NV, ADR†	58,532	138,000
35,000	Mercury Systems Inc.†	280,098	1,936,200
67,500	Mitek Systems Inc.†	199,734	475,875
5,002	MTS Systems Corp.	222,570	273,859
5,000	Qualstar Corp.†	40,358	39,000
28,000	SafeCharge International Group Ltd.	124,972	119,705
3,400	Tyler Technologies Inc.†	37,768	833,204

		16,255,785	20,967,810

	Consumer Products — 2.9%
127,200	Acme United Corp.	2,271,327	2,706,816
251,870	Bassett Furniture Industries Inc.	5,278,037	5,352,237
2,000	Brunswick Corp.	30,085	134,040
96,387	Callaway Golf Co.	833,454	2,341,240
6,500	elf Beauty Inc.†	88,562	82,745
500	Flexsteel Industries Inc.	18,654	14,870
800,000	Goodbaby International Holdings Ltd.	401,031	319,863
40,000	HG Holdings Inc.†	73,170	20,600
9,500	Johnson Outdoors Inc., Cl. A	216,817	883,405
12,211	Lakeland Industries Inc.†	119,079	162,406
141,451	Lifetime Brands Inc.	1,700,687	1,541,816
806,000	Marine Products Corp.	5,824,196	18,449,340
60,000	MarineMax Inc.†	866,511	1,275,000
1,200	National Presto Industries Inc.	90,916	155,580
106,031	Nautilus Inc.†	1,160,208	1,479,132
134,000	Oil-Dri Corp. of America	2,520,402	5,167,040
5,700	PC Group Inc.†	3,465	37
4,000,000	Playmates Holdings Ltd.	481,613	521,183
2,140	Standard Diversified Inc., Cl. A†	25,271	35,201
8,540	Standard Diversified Opportunities Inc., Cl. B†	103,473	98,210
88,600	ZAGG Inc.†	623,324	1,306,850

		22,730,282	42,047,611

	Consumer Services — 0.6%
523,846	1-800-Flowers.com Inc., Cl. A†	1,883,070	6,181,383
65,000	Bowlin Travel Centers Inc.†	87,877	154,375
6,000	Carriage Services Inc.	150,727	129,300
800	Collectors Universe Inc.	0	11,840
25,000	FTD Companies Inc.†	85,701	65,750
74,991	XO Group Inc.†	732,512	2,585,690

		2,939,887	9,128,338

	Diversified Industrial — 9.9%
9,292	American Railcar Industries Inc.	147,177	428,361
487,300	Ampco-Pittsburgh Corp.†	8,639,835	2,875,070
264,001	Burnham Holdings Inc., Cl. A(b)	4,235,706	3,960,015
88,933	Chase Corp.	1,402,313	10,685,300
113,300	Columbus McKinnon Corp.	1,858,806	4,479,882
446,598	FormFactor Inc.†	3,111,209	6,140,723
34,600	Graham Corp.	563,893	974,682
438,579	Griffon Corp.	4,891,395	7,083,051
25,000	Haulotte Group SA	134,090	340,187
23,000	Haynes International Inc.	1,042,637	816,500
7,000	Innophos Holdings Inc.	207,318	310,800
108,090	Insignia Systems Inc.†	267,030	186,996
235,030	Intevac Inc.†	1,090,124	1,222,156
86,000	John Bean Technologies Corp.	2,515,985	10,259,800
78,000	L.B. Foster Co., Cl. A†	1,120,396	1,602,900
287,042	Lawson Products Inc.†	4,279,854	9,730,724

Shares		Cost	Market Value
81,650	LSB Industries Inc.†	$561,632	$798,537
109,949	Lydall Inc.†	1,101,503	4,738,802
9,500	MSA Safety Inc.	306,832	1,011,180
1,027,900	Myers Industries Inc.	15,954,852	23,898,675
276,551	Napco Security Technologies Inc.†	1,725,606	4,134,437
188,100	Park-Ohio Holdings Corp.	4,086,713	7,213,635
25,080	Raven Industries Inc.	497,955	1,147,410
66,666	Rubicon Ltd.†	37,762	11,489
1,000	Rubicon Technology Inc.†	9,239	8,980
19,600	RWC Inc.†	315,159	242,550
28,000	Standex International Corp.	928,588	2,919,000
1,630,000	Steel Connect Inc.†	5,626,241	3,471,900
634,000	Steel Partners Holdings LP†	10,243,898	10,762,150
523,920	Tredegar Corp.	8,956,948	11,342,868
428,854	Twin Disc Inc.†	8,109,654	9,880,796

		93,970,350	142,679,556

	Educational Services — 0.0%
130,000	Universal Technical Institute Inc.†	679,585	345,800

	Electronics — 3.3%
28,000	Badger Meter Inc.	477,554	1,482,600
175,999	Bel Fuse Inc., Cl. A(b)	3,268,266	3,718,859
343,500	CTS Corp.	2,904,117	11,782,050
70,000	Daktronics Inc.	686,143	548,800
80,389	Electro Scientific Industries Inc.†	721,764	1,402,788
63,771	EMRISE Corp.†(a)	0	0
31,000	IMAX Corp.†	132,791	799,800
20,000	Iteris Inc.†	32,200	107,600
110,000	Kimball Electronics Inc.†	662,907	2,161,500
215,000	Kopin Corp.†	754,401	520,300
6,304	Littelfuse Inc.	991,018	1,247,499
29,000	Mesa Laboratories Inc.	770,361	5,382,980
28,800	Methode Electronics Inc.	168,005	1,042,560
129,500	Park Electrochemical Corp.	2,041,284	2,523,955
701,029	Schmitt Industries Inc.†(b)	1,614,799	1,969,891
228,687	Sparton Corp.†	3,849,021	3,299,953
233,498	Stoneridge Inc.†	2,279,462	6,939,561
16,000	Stratasys Ltd.†	274,798	369,760
157,000	Ultra Clean Holdings†	478,219	1,970,350
25,000	Ultralife Corp.†	96,124	203,750

		22,203,234	47,474,556

	Energy and Utilities: Integrated — 0.2%

36,000	MGE Energy Inc.	848,987	2,298,600

	Energy and Utilities: Natural Gas — 0.5%
650,000	Alvopetro Energy Ltd.†	285,405	236,519
32,750	Chesapeake Utilities Corp.	589,644	2,747,725
5,000	CONSOL Energy Inc.†	116,589	204,050
108,684	Corning Natural Gas Holding Corp.	1,015,904	1,969,897
390,181	Gulf Coast Ultra Deep Royalty Trust	248,298	21,460
62,850	RGC Resources Inc.	555,810	1,678,724
10,000	Whitecap Resources Inc.	84,862	60,698

		2,896,512	6,919,073

	Energy and Utilities: Oil — 0.2%
254,844	Callon Petroleum Co.†	2,077,212	3,055,580
11,306	KLX Energy Services Holdings Inc.†	334,998	361,905

		2,412,210	3,417,485

	Energy and Utilities: Services — 0.2%
3,938	Archer Ltd.†	2,839	3,677
25,620	Dawson Geophysical Co.†	178,656	158,588

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
255,000	Independence Contract Drilling Inc.†	$1,077,648	$1,259,700
38,402	Nabors Industries Ltd.	215,435	236,556
83,500	RPC Inc.	151,749	1,292,580
7,100	Subsea 7 SA, ADR	25,056	104,228

		1,651,383	3,055,329

	Energy and Utilities: Water — 0.9%
30,526	Artesian Resources Corp., Cl. A	718,963	1,122,746
29,900	Cadiz Inc.†	334,888	333,385
24,800	California Water Service Group	478,223	1,063,920
4,000	Connecticut Water Service Inc.	135,142	277,480
66,000	Consolidated Water Co. Ltd.	717,506	914,100
68,000	Energy Recovery Inc.†	280,443	608,600
29,633	Middlesex Water Co.	573,970	1,434,830
50,000	Mueller Water Products Inc., Cl. A	556,279	575,500
89,304	SJW Group	2,259,740	5,460,940
45,007	The York Water Co.	750,756	1,368,213

		6,805,910	13,159,714

	Entertainment — 1.0%
164,100	Canterbury Park Holding Corp.	1,675,267	2,502,525
649,597	Dover Motorsports Inc.	1,577,761	1,396,634
50,000	Entertainment One Ltd.	214,399	269,284
817,763	Entravision Communications Corp., Cl. A	2,451,274	4,007,039
56,000	National CineMedia Inc.	341,473	593,040
415,000	RLJ Entertainment Inc.†	1,048,100	2,573,000
50,000	SFX Entertainment Inc.†(a)	2,750	0
431,100	Sportech plc	474,976	356,806
33,000	World Wrestling Entertainment Inc., Cl. A	498,992	3,192,090

		8,284,992	14,890,418

	Environmental Control — 1.3%
12,500	AquaVenture Holdings Ltd.†	171,447	225,875
7,500	BQE Water Inc.†	312	406
581,228	Casella Waste Systems Inc., Cl. A†	2,763,229	18,052,942
13,121	Primo Water Corp.†	159,063	236,834

		3,094,051	18,516,057

	Equipment and Supplies — 5.3%
17,000	Amtech Systems Inc.†	178,849	90,780
20,000	AZZ Inc.	716,820	1,010,000
99,111	Berry Global Group Inc.†	3,466,692	4,795,981
174,400	CIRCOR International Inc.	6,271,741	8,284,000
398,700	Core Molding Technologies Inc.	3,273,059	2,659,329
685,000	Federal Signal Corp.	4,818,205	18,344,300
240,000	Interpump Group SpA	1,748,002	7,857,980
536,000	Kimball International Inc., Cl. B	5,595,892	8,978,000
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	350,642
150,069	Mitcham Industries Inc.†	556,822	622,786
20,103	Powell Industries Inc.	750,311	728,935
355,131	The Eastern Co.(b)	6,528,492	10,085,720
136,600	The Gorman-Rupp Co.	3,187,281	4,985,900
353,183	The L.S. Starrett Co., Cl. A(b)	3,978,304	2,119,098
167,888	Titan Machinery Inc.†	2,787,206	2,599,746
127,100	TransAct Technologies Inc.	576,780	1,830,240

Shares		Cost	Market Value
8,500	Vicor Corp.†	$70,948	$391,000

		44,613,521	75,734,437

	Financial Services — 6.4%
29,311	Access National Corp.	854,997	794,621
3,300	Alimco Financial Corp.†	66,300	33,825
71,200	Allegiance Bancshares Inc.†	2,885,340	2,969,040
49,400	Anchor Bancorp.†	508,737	1,398,020
22,000	Atlantic American Corp.	80,717	52,800
247,308	Atlantic Capital Bancshares Inc.†	4,383,864	4,142,409
17,000	Berkshire Bancorp Inc.†	219,944	224,740
9,246	Berkshire Hills Bancorp Inc.	154,043	376,312
4,532	BKF Capital Group Inc.†	31,877	53,251
75	Burke & Herbert Bank and Trust Co.	95,726	215,250
95,976	Capital City Bank Group Inc.	2,345,887	2,240,080
8,000	Capitol Federal Financial Inc.	91,259	101,920
7,500	Carolina Financial Corp.	306,472	282,900
18,200	Citizens & Northern Corp.	357,816	475,930
106,339	CoBiz Financial Inc.	1,248,518	2,354,345
3,500	ConnectOne Bancorp Inc.	93,193	83,125
28,800	Crazy Woman Creek Bancorp Inc.	497,983	512,640
35,800	Dime Community Bancshares Inc.	576,823	639,030
2,000	EML Payments Ltd.†	1,879	2,299
1,165	Farmers & Merchants Bank of Long Beach	6,515,603	10,019,000
40,000	Farmers National Banc Corp.	333,870	612,000
13,018	Fidelity Southern Corp.	108,320	322,586
5,000	First Community Bancshares Inc./VA	165,119	169,400
14,830	First Connecticut Bancorp Inc./Farmington CT	409,916	438,227
32,000	First Internet Bancorp	661,348	974,400
615,672	Flushing Financial Corp.	10,339,541	15,022,397
75,600	FNB Corp.	736,188	961,632
5,100	Franklin Financial Network Inc.†	178,928	199,410
6,000	Green Bancorp Inc.	142,245	132,600
10	Guaranty Corp., Cl. A†(a)	137,500	60,000
183,860	Hallmark Financial Services Inc.†	1,609,508	2,022,460
14,500	Hancock Whitney Corp.	185,881	689,475
13,800	Heritage Commerce Corp.	114,043	205,896
30,000	HomeStreet Inc.†	300,000	795,000
81,500	Hope Bancorp Inc.	879,043	1,317,855
94,300	I3 Verticals Inc., Cl. A†	1,459,659	2,167,014
34,400	ICC Holdings Inc.†	394,036	516,344
90,843	KKR & Co. Inc., Cl. A	13,187	2,477,289
11,200	LendingTree Inc.†	326,169	2,577,120
170,000	Medallion Financial Corp.†	915,281	1,130,500
28,000	National Commerce Corp.†	1,265,301	1,156,400
9,000	New York Community Bancorp Inc.	113,568	93,330
4,197	Northrim BanCorp Inc.	91,497	174,385
21,300	OceanFirst Financial Corp.	395,540	579,786
31,639	Old Line Bancshares Inc.	1,025,682	1,001,058
7,500	Opus Bank	223,542	205,500
41,500	Oritani Financial Corp.	436,789	645,325
4,000	Peapack Gladstone Financial Corp.	138,533	123,560
20,000	PHH Corp.†	213,192	219,800
158,000	Pzena Investment Management Inc., Cl. A	1,261,054	1,507,320
36,971	Renasant Corp.	414,186	1,523,575
2,200	Salisbury Bancorp Inc.	97,221	92,400
6,500	Sandy Spring Bancorp Inc.	263,554	255,515

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
3,500	Seacoast Banking Corp. of Florida†	$110,651	$102,200
4,540	Security National Corp.	412,718	565,344
10,342	SI Financial Group Inc.	123,868	144,788
85,000	Silvercrest Asset Management Group Inc., Cl. A	1,171,743	1,177,250
16,074	Simmons First National Corp., Cl. A	370,876	473,379
3,200	South State Corp.	244,803	262,400
57,559	Southern First Bancshares Inc.†	2,537,577	2,262,069
47,100	Southern National Bancorp of Virginia Inc.	807,429	763,020
4,500	Southside Bancshares Inc.	153,548	156,600
660,000	Sprott Inc.	1,818,646	1,538,033
47,200	State Bank Financial Corp.	1,128,456	1,424,496
122,903	Sterling Bancorp	1,249,000	2,703,866
70,000	TheStreet Inc.†	135,394	154,000
4,000	Thomasville Bancshares Inc.	147,431	164,000
3,500	Towne Bank/Portsmouth VA	111,633	107,975
10,000	TriState Capital Holdings Inc.†.	98,183	276,000
55,000	TrustCo Bank Corp. NY	253,000	467,500
17,347	Union Bankshares Corp.	337,309	668,380
127,100	United Financial Bancorp Inc.	1,749,440	2,139,093
33,089	Value Line Inc.	326,193	823,916
87,000	Veritex Holdings Inc.†	2,498,081	2,458,620
45,900	Washington Trust Bancorp Inc.	1,029,683	2,538,270
82,200	Waterstone Financial Inc.	876,303	1,409,730
87,760	Western New England Bancorp Inc.	754,242	947,808
650,000	Wright Investors’ Service Holdings Inc.†	739,861	260,000

		65,852,487	91,329,833

	Food and Beverage — 2.8%
87,600	Andrew Peller Ltd., Cl. A	366,944	1,114,286
37,290	Blue Apron Holdings Inc., Cl. A†	98,625	64,139
800	Bridgford Foods Corp.†	12,096	13,184
57,000	Calavo Growers Inc.	1,740,163	5,506,200
62,000	Corby Spirit and Wine Ltd.	977,600	967,692
110,000	Cott Corp.	748,495	1,776,500
540,000	Crimson Wine Group Ltd.†	4,911,613	4,833,000
252,554	Farmer Brothers Co.†	5,372,884	6,667,426
1,700	Hanover Foods Corp., Cl. A†	165,267	149,600
300	Hanover Foods Corp., Cl. B†	28,206	28,425
87,000	Iwatsuka Confectionery Co. Ltd.	4,235,407	3,744,323
1,500	J & J Snack Foods Corp.	21,623	226,335
22,531	John B Sanfilippo & Son Inc.	1,052,454	1,608,263
154,700	Lifeway Foods Inc.†	1,525,999	411,502
239,661	Massimo Zanetti Beverage Group SpA	2,328,336	1,953,373
24,580	MGP Ingredients Inc.	640,337	1,941,328
15,600	Rock Field Co. Ltd.	125,557	258,261
5,700	Scheid Vineyards Inc., Cl. A†	82,624	532,922
210,545	SunOpta Inc.†	1,536,343	1,547,506
7,100	T. Hasegawa Co. Ltd.	148,541	146,974
8,300	The Boston Beer Co. Inc., Cl. A†	283,865	2,386,250
75,000	The Hain Celestial Group Inc.†	777,897	2,034,000
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	495,967
295,000	Vitasoy International Holdings Ltd.	161,353	1,006,151

Shares		Cost	Market Value
23,000	Willamette Valley Vineyards Inc.†	$88,087	$181,930

		27,824,103	39,595,537

	Health Care — 7.6%
32,960	Accuray Inc.†	244,893	148,320
3,500	AcelRx Pharmaceuticals Inc.†	21,172	13,475
259,000	Achaogen Inc.†	2,156,439	1,033,410
10,000	Achillion Pharmaceuticals Inc.†	35,956	36,800
20,000	AngioDynamics Inc.†	247,154	434,800
33,000	Anika Therapeutics Inc.†	1,053,383	1,391,940
22,000	Biolase Inc.†	50,160	45,540
500,000	BioScrip Inc.†	900,980	1,550,000
133,000	BioTelemetry Inc.†	931,958	8,571,850
8,200	Boiron SA	138,640	552,195
46,500	Cantel Medical Corp.	593,901	4,280,790
111,100	Cardiovascular Systems Inc.†	1,885,169	4,348,454
14,000	CareDx Inc.†	80,937	403,900
21,200	Collegium Pharmaceutical Inc.†	286,679	312,488
378,339	Cutera Inc.†	5,573,774	12,314,934
117,116	Electromed Inc.†	361,476	761,254
175,000	Exelixis Inc.†	333,375	3,101,000
45,000	Genesis Healthcare Inc.†	122,027	60,750
1,000	Harvard Bioscience Inc.†	3,352	5,250
11,500	Heska Corp.†	168,226	1,303,065
4,000	ICU Medical Inc.†	208,306	1,131,000
612,448	InfuSystems Holdings Inc.†	1,609,196	1,990,456
23,000	Integer Holdings Corp.†	479,237	1,907,850
122,337	IntriCon Corp.†	531,314	6,875,339
113,500	Invitae Corp.†	1,037,622	1,898,855
44,000	K2M Group Holdings Inc.†	799,719	1,204,280
210,000	Kindred Healthcare Inc.†(a)	1,888,354	1,890,000
17,000	Melinta Therapeutics Inc.†	157,397	67,150
134,000	Meridian Bioscience Inc.	2,514,204	1,996,600
160,000	Motif Bio plc†	70,834	74,034
10,000	Nabriva Therapeutics plc†	51,402	27,000
158,000	Neogen Corp.†	493,776	11,301,740
195,877	NeoGenomics Inc.†	699,419	3,006,712
8,333	Nuvectra Corp.†	77,269	183,159
44,612	Omnicell Inc.†	732,122	3,207,603
234,200	OPKO Health Inc.†	1,560,075	810,332
45,200	Orthofix Medical Inc.†	965,181	2,613,012
2,000	Pain Therapeutics Inc.†	6,901	2,020
24,000	Paratek Pharmaceuticals Inc.† .	317,152	232,800
2,500	PreMD Inc.†(a)	4,580	0
10,000	Progenics Pharmaceuticals Inc.†	65,960	62,700
141,500	Quidel Corp.†	1,669,342	9,221,555
66,000	RTI Surgical Inc.†	334,123	297,000
142,828	SurModics Inc.†	2,932,437	10,662,110
2,000	Targanta Therapeutics Corp., Escrow†(a)	0	0
44,000	Tetraphase Pharmaceuticals Inc.†	171,428	121,440
143,890	Trinity Biotech plc, ADR†	1,010,769	575,560
79,700	United-Guardian Inc.	743,037	1,287,155
5,000	Utah Medical Products Inc.	138,309	471,000
300,000	Zealand Pharma A/S†	3,744,488	4,913,668

		40,203,604	108,702,345

	Hotels and Gaming — 3.4%
50,000	Ainsworth Game Technology Ltd.	44,995	43,733
9,600	Banyan Tree Holdings Ltd.	4,353	3,687
71,800	Boyd Gaming Corp.	416,103	2,430,430
2,000	Century Casinos Inc.†	17,070	14,920
23,540	Churchill Downs Inc.	1,150,315	6,537,058

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
521,691	Dover Downs Gaming & Entertainment Inc.†	$1,375,663	$1,481,602
77,500	Eldorado Resorts Inc.†	354,440	3,766,500
3,000	Empire Resorts Inc.†	56,147	27,900
18,000	Everi Holdings Inc.†	132,115	165,060
1,095,040	Full House Resorts Inc.†	2,633,732	3,153,715
49,254	Gamenet Group SpA	527,830	542,698
5,000	GAN plc†	1,816	3,845
509,297	Golden Entertainment Inc.†	4,775,113	12,228,221
264,640	Inspired Entertainment Inc.†	1,640,899	1,614,304
8,402	Nevada Gold & Casinos Inc.†	20,042	20,081
2,700	PlayAGS Inc.†	59,246	79,569
10,000	Ryman Hospitality Properties Inc., REIT	309,356	861,700
4,000	Sotherly Hotels Inc., REIT	25,968	28,800
364,112	The Marcus Corp.	4,624,416	15,310,910

		18,169,619	48,314,733

	Machinery — 2.7%
303,600	Astec Industries Inc.	10,748,024	15,304,476
15,001	Capstone Turbine Corp.†	33,040	15,001
56,000	Chart Industries Inc.†	2,082,938	4,386,480
6,000	DMG Mori AG	37,869	307,562
12,200	DXP Enterprises Inc.†	222,516	488,854
563,500	Gencor Industries Inc.†	3,896,713	6,790,175
15,164	Lindsay Corp.	1,014,039	1,520,039
49,300	Tennant Co.	1,064,922	3,744,335
44,400	The Middleby Corp.†	464,969	5,743,140
40,015	Williams Industrial Services Group Inc.†	128,397	84,832
50,000	Xerium Technologies Inc.†	666,727	673,000

		20,360,154	39,057,894

	Manufactured Housing and Recreational Vehicles — 1.6%
55,500	Cavco Industries Inc.†	3,143,285	14,041,500
183,500	Nobility Homes Inc.	2,128,901	4,335,187
103,000	Skyline Champion Corp.	833,870	2,942,710
61,000	Winnebago Industries Inc.	626,036	2,022,150

		6,732,092	23,341,547

	Metals and Mining — 1.4%
70,000	5N Plus Inc.†	251,966	178,841
10,000	Alkane Resources Ltd.†	3,333	1,735
165,800	Materion Corp.	3,514,904	10,030,900
750,000	Osisko Gold Royalties Ltd.	10,906,268	5,690,396
10,000	Smart Sand Inc.†	87,252	41,100
900,000	Tanami Gold NL†	210,755	22,770
316,000	TimkenSteel Corp.†	4,704,097	4,698,920
700	United States Lime & Minerals Inc.	55,159	55,265

		19,733,734	20,719,927

	Paper and Forest Products — 0.2%
26,500	Keweenaw Land Association Ltd.†	2,258,046	2,464,500

	Publishing — 1.1%
115,001	AH Belo Corp., Cl. A	636,265	529,005
124,094	ARC Document Solutions Inc.†	244,744	352,427
10,000	Cambium Learning Group Inc.†	36,700	118,400
908,048	The E.W. Scripps Co., Cl. A	5,533,681	14,982,792
27,057	tronc Inc.†	264,673	441,841

		6,716,063	16,424,465

	Real Estate — 2.5%
220,000	Ambase Corp.†	319,065	116,600
8,000	Bresler & Reiner Inc.†	4,912	200

Shares		Cost	Market Value
113,300	Capital Properties Inc., Cl. A	$1,205,957	$1,781,643
109,000	Cohen & Steers Inc.	2,330,830	4,426,490
60,000	DREAM Unlimited Corp., Cl. A†	331,539	375,334
1,000	FC Global Realty Inc.†	1,296	200
25,000	FRP Holdings Inc.†	822,183	1,552,500
50,000	Gateway Lifestyle	84,854	80,959
275,000	Griffin Industrial Realty Inc.(b)	7,928,296	10,725,000
14,138	Gyrodyne LLC†	394,093	289,829
8,231	Holobeam Inc.†(a)	161,746	310,967
494,652	Reading International Inc., Cl. A†	4,445,635	7,815,502
74,359	Reading International Inc., Cl. B†	669,886	2,230,770
2,508	Royalty LLC†(a)	0	255
172,000	Tejon Ranch Co.†	4,367,792	3,734,120
45,023	Trinity Place Holdings Inc.†	322,457	274,190
250,000	Trinity Place Holdings Inc.†(c)(d)	1,875,000	1,522,500

		25,265,541	35,237,059

	Restaurants — 1.8%
1,918	Biglari Holdings Inc., Cl. A†	1,918,388	1,768,396
13,183	Biglari Holdings Inc., Cl. B†	2,704,227	2,390,737
59,900	Denny’s Corp.†	184,625	881,728
222,634	Nathan’s Famous Inc.(b)	3,294,226	18,345,042
50,000	The Cheesecake Factory Inc.	1,504,518	2,677,000

		9,605,984	26,062,903

	Retail — 1.3%
48,000	Aaron’s Inc.	935,791	2,614,080
103,000	Big 5 Sporting Goods Corp.	905,177	525,300
25,496	Ethan Allen Interiors Inc.	605,537	529,042
275,800	EVINE Live Inc.†	385,883	317,170
35,000	GNC Holdings Inc., Cl. A†	154,268	144,900
180,600	Ingles Markets Inc., Cl. A	3,121,730	6,185,550
85,000	Lands’ End Inc.†	1,454,653	1,491,750
56,000	La-Z-Boy Inc.	1,249,698	1,769,600
63,000	Movado Group Inc.	1,257,621	2,639,700
300	PetIQ Inc.†	7,511	11,793
12,000	Pier 1 Imports Inc.	50,518	18,000
6,000	SpartanNash Co.	121,934	120,360
86,000	Tuesday Morning Corp.†	258,352	275,200
73,781	Village Super Market Inc., Cl. A	2,023,879	2,006,843
55,000	Vitamin Shoppe, Inc.†	327,328	550,000
400	Winmark Corp.	26,768	66,400

		12,886,648	19,265,688

	Semiconductors — 0.4%
185,100	Entegris Inc.	1,250,835	5,358,645
5,000	MoSys Inc.†	9,245	3,450
2,000	Veeco Instruments Inc.†	23,663	20,500

		1,283,743	5,382,595

	Specialty Chemicals — 2.5%
1,100,000	Ferro Corp.†	5,287,060	25,542,000
267,226	General Chemical Group Inc.†(b)	59,859	2,004
75,000	Hawkins Inc.	2,707,348	3,108,750
2,000	KMG Chemicals Inc.	51,827	151,120
4,100	Minerals Technologies Inc.	121,383	277,160
166,000	Navigator Holdings Ltd.†	2,187,076	2,008,600
381,900	OMNOVA Solutions Inc.†	1,964,639	3,761,715
10,000	Takasago International Corp.	271,028	366,133
50,000	Teraoka Seisakusho Co. Ltd.	368,433	310,245
36,000	Treatt plc	183,214	226,636

		13,201,867	35,754,363

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications — 2.4%
50,800	ATN International Inc.	$2,066,182	$3,753,104
274,839	Cincinnati Bell Inc.†	4,558,819	4,383,682
38,111	Consolidated Communications Holdings Inc.	329,789	496,967
20,808	Frequency Electronics Inc.†	233,086	215,779
65,000	Gogo Inc.†	322,463	337,350
720,117	HC2 Holdings Inc.†	2,668,477	4,407,116
5,000	IDT Corp., Cl. B	37,666	26,700
20,000	Iridium Communications Inc.†	160,025	450,000
4,100	North State Telecommunications Corp., Cl. A	349,343	234,766
57,500	Nuvera Communications Inc.	528,202	1,105,438
521,335	ORBCOMM Inc.†	3,005,997	5,661,698
5,788	Preformed Line Products Co.	246,195	406,781
318,500	Shenandoah Telecommunications Co.	1,716,911	12,341,875
20,000	WideOpenWest Inc.†	195,398	224,200
25,000	Windstream Holdings Inc.†	232,043	122,500

		16,650,596	34,167,956

	Transportation — 0.0%
17,000	Patriot Transportation Holding Inc.†	374,911	324,870
2,100	PHI Inc.†	31,628	19,110

		406,539	343,980

	Wireless Communications — 0.3%
810,000	NII Holdings Inc.†	633,616	4,746,600

	TOTAL COMMON STOCKS	615,366,474	1,141,280,006

	CLOSED-END FUNDS — 0.1%
134,300	MVC Capital Inc.	1,294,504	1,295,995

	PREFERRED STOCKS — 0.7%
	Automotive: Parts and Accessories — 0.2%
57,000	Jungheinrich AG 1.150%	221,761	2,170,697

	Financial Services — 0.5%
321,900	Steel Partners Holdings LP Ser. A, 6.000%	11,132,951	7,365,072

	Health Care — 0.0%
3,034	BioScrip Inc. †	287,862	260,701

	TOTAL PREFERRED STOCKS	11,642,574	9,796,470

	CONVERTIBLE PREFERRED STOCKS — 0.0%

	Business Services — 0.0%
363	Trans-Lux Pfd. 6.000%, Ser. B(b)	72,600	2,552

	Energy and Utilities — 0.0%
15,095	Corning Natural Gas Holding Corp.,
	4.800%, Ser. B	313,221	335,109

	Food and Beverage — 0.0%
500	Seneca Foods Corp.,
	Ser. 2003	7,625	16,850

	TOTAL CONVERTIBLE
	PREFERRED STOCKS	393,446	354,511

	RIGHTS — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR†(a)	1	1

	Health Care — 0.0%
300,000	Adolor Corp., CPR, expire 07/01/19†(a)	0	0
400,000	Sanofi, CVR†	137,800	223,960

Shares		Cost	Market Value
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	$103,591	$0

		241,391	223,960

	Hotels and Gaming — 0.0%
1,041,500	Ladbrokes plc, CVR†	69,148	17,647

	Specialty Chemicals — 0.0%
30,000	A. Schulman Inc., CVR†(a)	60,000	60,000

	TOTAL RIGHTS	370,540	301,608

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
86	Key Energy Services, expire 12/15/21†(a)	0	35
86	Key Energy Services, expire 12/15/20†(a)	0	23

		0	58

	Environmental Control — 0.0%
200	Primo Water Corp., expire 12/31/21†	58	666

	Health Care — 0.0%
8,737	BioScrip Inc., Cl. A, expire 07/27/25†	7,979	1,815
8,737	BioScrip Inc., Cl. B, expire 07/27/25†	7,554	1,257

		15,533	3,072

	TOTAL WARRANTS	15,591	3,796

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 19.8%
$284,865,000	U.S. Treasury Bills, 1.898% to 2.235%††, 10/04/18 to 02/28/19	283,781,977	283,752,513

	TOTAL INVESTMENTS — 100.1%	$912,865,106	1,436,784,899

	Other Assets and Liabilities (Net) — (0.1)%		(721,785)

	NET ASSETS — 100.0%		$1,436,063,114

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2018

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)

At September 30, 2018, the Fund held an investment in a restricted and illiquid security amounting to $1,522,500 or 0.11% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/18 Carrying Value Per Share
250,000	Trinity Place Holdings Inc.	02/10/17	$1,875,000	$6.0900

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the market value of the Rule 144A security amounted to $1,522,500 or 0.11% of net assets.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 92.3%
	Aerospace — 1.4%
2,800	Esterline Technologies Corp.†	$207,669	$254,660
4,200	Hexcel Corp.	95,744	281,610

		303,413	536,270

	Automotive — 1.7%
11,000	Rush Enterprises Inc., Cl. A	257,708	432,410
6,700	Winnebago Industries Inc.	268,922	222,105

		526,630	654,515

	Banking — 20.3%
19,200	Atlantic Capital Bancshares Inc.†	354,745	321,600
13,300	Banc of California Inc.	257,456	251,370
11,200	BankUnited Inc.	305,675	396,480
5,000	Berkshire Hills Bancorp Inc.	128,439	203,500
2,700	Columbia Banking System Inc.	49,471	104,679
2,700	Financial Institutions Inc.	43,636	84,780
24,500	First Foundation Inc.†	390,508	382,690
8,700	Flushing Financial Corp.	132,257	212,280
7,900	Glacier Bancorp Inc.	118,011	340,411
2,000	Heartland Financial USA Inc.	93,645	116,100
17,100	Heritage Commerce Corp.	150,739	255,132
8,350	Hope Bancorp Inc.	61,657	135,019
44,250	Investors Bancorp Inc.	478,052	542,948
7,800	Kearny Financial Corp./MD	107,526	108,030
19,800	LegacyTexas Financial Group Inc.	382,930	843,480
3,250	OceanFirst Financial Corp.	42,156	88,465
20,150	OFG Bancorp	197,293	325,423
7,000	Oritani Financial Corp.	106,094	108,850
14,500	PCSB Financial Corp.	237,932	294,930
9,600	State Bank Financial Corp.	182,685	289,728
20,906	Sterling Bancorp	180,774	459,932
18,900	TrustCo Bank Corp.	124,949	160,650
14,250	Umpqua Holdings Corp.	197,964	296,400
5,933	Union Bankshares Corp.	118,963	228,598
31,400	United Financial Bancorp Inc.	466,213	528,462
13,000	Veritex Holdings Inc.†	389,731	367,380
7,000	Washington Federal Inc.	109,397	224,000
4,000	Washington Trust Bancorp Inc.	91,518	221,200

		5,500,416	7,892,517

	Broadcasting — 1.2%
10,000	Chicken Soup For The Soul Entertainment Inc.	102,825	102,000
42,600	Corus Entertainment Inc., Cl. B	168,574	138,191
15,000	Hemisphere Media Group Inc.†	171,511	209,250

		442,910	449,441

	Building and Construction — 1.9%
5,700	EMCOR Group Inc.	248,253	428,127
9,300	MYR Group Inc.†	140,432	303,552

		388,685	731,679

	Business Services — 4.6%
14,300	ABM Industries Inc.	463,314	461,175
40,300	Diebold Nixdorf Inc.	901,257	181,350
4,150	FTI Consulting Inc.†	109,907	303,739
4,950	KAR Auction Services Inc.	76,193	295,466
5,600	McGrath RentCorp.	158,247	305,032
1,600	The Dun & Bradstreet Corp.	168,572	228,016

		1,877,490	1,774,778

	Communications — 3.8%
12,900	Meredith Corp.	662,585	658,545
85,600	Pandora Media Inc.†	641,161	814,056

		1,303,746	1,472,601

	Computer Software and Services — 6.5%
13,000	Bottomline Technologies Inc.†	288,680	945,230
16,000	Convergys Corp.	364,251	379,840

Shares		Cost	Market Value
700	MicroStrategy Inc., Cl. A†	$96,383	$98,434
24,600	NetScout Systems Inc.†	518,335	621,150
13,300	Progress Software Corp.	278,775	469,357

		1,546,424	2,514,011

	Consumer Products — 2.3%
18,600	Hanesbrands Inc.	313,100	342,798
6,200	Oxford Industries Inc.	367,943	559,240

		681,043	902,038

	Diversified Industrial — 3.9%
4,250	Barnes Group Inc.	102,409	301,877
12,360	Columbus McKinnon Corp.	168,445	488,714
7,200	Fabrinet†	198,134	333,072
20,700	Steelcase Inc., Cl. A	286,316	382,950

		755,304	1,506,613

	Electronics — 2.3%
4,500	FARO Technologies Inc.†	123,325	289,575
3,600	Plantronics Inc.	146,661	217,080
8,300	TTM Technologies Inc.†	130,633	132,053
3,400	Woodward Inc.	109,074	274,924

		509,693	913,632

	Energy and Utilities — 12.1%
31,600	Centennial Resource Development Inc., Cl. A†	542,804	690,460
22,000	Magnolia Oil & Gas Corp.†	268,730	330,220
17,500	Matador Resources Co.†	330,135	578,375
17,900	McDermott International Inc.†	335,849	329,897
15,600	Oceaneering International Inc.†	326,266	430,560
16,600	Parsley Energy Inc., Cl. A†	468,230	485,550
53,700	Patterson-UTI Energy Inc.	1,027,260	918,807
3,200	PDC Energy Inc.†	184,462	156,672
2,000	Penn Virginia Corp.†	78,692	161,080
11,800	ProPetro Holding Corp.†	195,819	194,582
17,400	Trecora Resources†	250,117	243,600
3,700	Whiting Petroleum Corp.†	181,658	196,248

		4,190,022	4,716,051

	Environmental Control — 1.2%
14,600	Casella Waste Systems Inc., Cl. A†	202,176	453,476

	Equipment and Supplies — 1.8%
9,600	CIRCOR International Inc.	407,060	456,000
5,500	Crown Holdings Inc.†	202,894	264,000

		609,954	720,000

	Financial Services — 3.5%
14,100	Brown & Brown Inc.	180,990	416,937
10,000	Coastal Financial Corp.†	145,000	170,000
9,800	Oaktree Capital Group LLC	377,944	405,720
5,500	Stifel Financial Corp.	222,269	281,930
5,800	Waterstone Financial Inc.	62,093	99,470

		988,296	1,374,057

	Health Care — 6.0%
6,350	AngioDynamics Inc.†	89,195	138,049
1,480	ICU Medical Inc.†	61,993	418,470
4,300	Natus Medical Inc.†	138,261	153,295
5,550	Omnicell Inc.†	100,426	399,045
34,350	Patterson Cos. Inc.	855,076	839,858
3,500	STERIS plc	260,890	400,400

		1,505,841	2,349,117

	Machinery — 1.0%
32,400	Mueller Water Products Inc., Cl. A	378,628	372,924

	Real Estate — 0.9%
5,100	Equity Commonwealth, REIT†	153,399	163,659

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
12,900	Paramount Group Inc., REIT	$204,244	$194,661

		357,643	358,320

	Retail — 3.9%
3,050	American Eagle Outfitters Inc.	35,954	75,731
35,200	Darling Ingredients Inc.†	559,707	680,064
18,700	Del Frisco’s Restaurant Group Inc.†	182,275	155,210
28,850	Ethan Allen Interiors Inc.	676,044	598,637

		1,453,980	1,509,642

	Semiconductors — 5.9%
2,200	Cabot Microelectronics Corp.	85,307	226,974
26,300	Cypress Semiconductor Corp.	218,740	381,087
18,300	Entegris Inc.	215,095	529,785
13,000	FormFactor Inc.†	82,254	178,750
6,200	MACOM Technology Solutions Holdings Inc.†	134,420	127,720
17,500	Marvell Technology Group Ltd.	240,349	337,750
9,100	ON Semiconductor Corp.†	71,287	167,713
9,238	Versum Materials Inc.	240,985	332,660

		1,288,437	2,282,439

	Specialty Chemicals — 1.6%
27,700	Ferro Corp.†	435,482	643,194

	Telecommunications — 4.5%
57,900	Extreme Networks Inc.†	370,889	317,292
11,600	Finisar Corp.†	205,435	220,980
76,200	Infinera Corp.†	636,307	556,260
48,700	Mitel Networks Corp.†	357,167	536,674
14,500	Oclaro Inc.†	100,260	129,630

		1,670,058	1,760,836

	TOTAL COMMON STOCKS	26,916,271	35,888,151

	RIGHTS — 0.1%
	Specialty Chemicals — 0.1%
22,200	A. Schulman Inc., CVR†(a)	44,400	44,400

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 7.9%
$3,075,000	U.S. Treasury Bills, 1.955% to 2.135%††, 10/25/18 to 12/20/18	$3,068,105	$3,067,857

	TOTAL INVESTMENTS — 100.3%	$30,028,776	39,000,408

	Other Assets and Liabilities (Net) — (0.3)%		(107,795)

	NET ASSETS — 100.0%		$38,892,613

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 98.5%
	FINANCIALS — 21.7%
	Banks — 6.8%
2,370	BankUnited Inc.	$77,615	$83,898
148	SVB Financial Group†	17,607	46,003
1,775	Zions Bancorp NA	52,534	89,016

		147,756	218,917

	Diversified Financials — 4.6%
1,288	Legg Mason Inc.	46,159	40,224
1,061	Oaktree Capital Group LLC	43,333	43,925
594	T. Rowe Price Group Inc.	42,544	64,853

		132,036	149,002

	Insurance — 3.6%
473	Chubb Ltd.	46,865	63,212
1,089	Voya Financial Inc.	40,673	54,091

		87,538	117,303

	Real Estate — 6.7%
665	American Tower Corp., REIT	58,124	96,625
2,414	CBRE Group Inc., Cl. A†	69,721	106,457
156	SL Green Realty Corp., REIT	16,659	15,215

		144,504	218,297

	TOTAL FINANCIALS	511,834	703,519

	INFORMATION TECHNOLOGY — 18.2%
	Semiconductors and Semiconductor Equipment — 0.7%
760	Marvell Technology Group Ltd.	15,740	14,668
270	Teradyne Inc.	9,936	9,984

		25,676	24,652

	Software and Services — 12.4%
886	Activision Blizzard Inc.	19,930	73,706
1,620	Convergys Corp.	37,063	38,459
210	Equinix Inc., REIT	43,965	90,907
1,193	Fortinet Inc.†	32,211	110,078
403	Splunk Inc.†	17,810	48,727
279	The Dun & Bradstreet Corp.	29,377	39,760

		180,356	401,637

	Technology Hardware and Equipment — 5.1%
781	Belden Inc.	51,650	55,771
1,015	Ciena Corp.†	22,341	31,708
100	Coherent Inc.†	16,650	17,219
4,783	Diebold Nixdorf Inc.	108,033	21,523
356	Sanmina Corp.†	9,587	9,826
809	Versum Materials Inc.	25,055	29,132

		233,316	165,179

	TOTAL INFORMATION TECHNOLOGY	439,348	591,468

	CONSUMER DISCRETIONARY — 15.7%
	Consumer Durables — 2.4%
170	Thor Industries Inc.	16,329	14,229
1,893	Toll Brothers Inc.	64,169	62,526

		80,498	76,755

	Consumer Products — 0.3%
483	Newell Brands Inc.	12,558	9,805

	Consumer Services — 2.2%
1,219	Norwegian Cruise Line Holdings Ltd.†	43,957	70,007

	Media — 5.2%
596	Liberty Broadband Corp., Cl. C†	31,512	50,243
1,497	Manchester United plc, Cl. A	22,859	33,683
8,939	Pandora Media Inc.†	61,865	85,010

		116,236	168,936

Shares		Cost	Market Value
	Retailing — 5.6%
627	Dick’s Sporting Goods Inc.	$17,633	$22,246
1,828	Ethan Allen Interiors Inc.	44,594	37,931
1,562	Hanesbrands Inc.	30,961	28,788
717	Nordstrom Inc.	30,488	42,884
371	Ralph Lauren Corp.	27,172	51,031

		150,848	182,880

	TOTAL CONSUMER DISCRETIONARY	404,097	508,383

	INDUSTRIALS — 14.7%
	Capital Goods — 10.7%
141	Cummins Inc.	13,048	20,596
330	EnerSys	18,698	28,753
125	Esterline Technologies Corp.†	9,278	11,369
710	Flowserve Corp.	31,312	38,830
1,203	Fortune Brands Home & Security Inc.	51,730	62,989
552	Hexcel Corp.	24,413	37,012
2,326	Quanta Services Inc.†	67,530	77,642
2,231	Rexnord Corp.†	43,372	68,715

		259,381	345,906

	Commercial and Professional Services — 3.1%
410	Bright Horizons Family Solutions Inc.†	17,539	48,314
503	IHS Markit Ltd.†	16,488	27,142
1,280	Steelcase Inc., Cl. A	17,718	23,680

		51,745	99,136

	Machinery — 0.9%
165	Snap-on Inc.	24,417	30,294

	TOTAL INDUSTRIALS	335,543	475,336

	ENERGY — 13.2%
	Energy — 13.2%
1,500	Baker Hughes, a GE Company	46,819	50,745
2,316	C&J Energy Services Inc.†	73,443	48,173
2,694	Centennial Resource Development Inc., Cl. A†	44,730	58,864
636	Cimarex Energy Co.	57,860	59,110
1,203	Fortis Inc.	36,713	39,001
2,679	Patterson-UTI Energy Inc.	55,324	45,838
410	Pioneer Natural Resources Co.	60,651	71,418
1,173	Range Resources Corp.	21,572	19,929
1,105	RPC Inc.	22,736	17,105
883	WPX Energy Inc.†	16,448	17,766

	TOTAL ENERGY	436,296	427,949

	HEALTH CARE — 8.2%
	Health Care Equipment and Services — 6.4%
199	Insulet Corp.†	5,949	21,084
538	Laboratory Corp. of America Holdings†	63,484	93,440
1,181	Patterson Cos., Inc.	49,582	28,875
508	Universal Health Services Inc., Cl. B	49,852	64,943

		168,867	208,342

	Pharmaceuticals, Biotechnology, and Life Sciences — 1.8%
56	Mettler-Toledo International Inc.†	14,952	34,103
119	Vertex Pharmaceuticals Inc.†	13,537	22,936

		28,489	57,039

	TOTAL HEALTH CARE	197,356	265,381

	MATERIALS — 3.7%
	Materials — 3.1%
540	Arconic Inc.	9,898	11,885

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	MATERIALS (Continued)
	Materials (Continued)
558	Ecolab Inc.	$59,037	$87,483

		68,935	99,368

	Specialty Chemicals — 0.6%
885	Ferro Corp.†	15,272	20,550

	TOTAL MATERIALS	84,207	119,918

Shares		Cost	Market Value
	CONSUMER STAPLES — 3.1%
	Food and Beverage — 3.1%
1,486	Coca-Cola European Partners plc	$56,094	$67,568
475	Fresh Del Monte Produce Inc.	23,090	16,098
586	The Hain Celestial Group Inc.†	21,862	15,892

	TOTAL CONSUMER STAPLES	101,046	99,558

	TOTAL COMMON STOCKS	2,509,727	3,191,512

	TOTAL INVESTMENTS — 98.5%	$2,509,727	3,191,512

	Other Assets and Liabilities (Net) — 1.5%		47,902

	NET ASSETS — 100.0%		$3,239,414

†	Non-income producing security.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 0.7%
	Computer Software and Services — 0.7%
1,911	Proofpoint Inc.†	$160,772	$203,197

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 70.7%
	Aerospace and Defense — 1.2%
$250,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	254,129	357,449

	Aviation: Parts and Services — 2.0%
500,000	Kaman Corp., 3.250%, 05/01/24	536,035	588,388

	Business Services — 5.3%
509,000	Bristow Group Inc., 4.500%, 06/01/23	546,414	513,835
250,000	Q2 Holdings Inc., 0.750%, 02/15/23(a)	282,760	296,081
310,000	RingCentral Inc., Zero Coupon, 03/15/23(a)	323,747	390,265
292,000	Team Inc., 5.000%, 08/01/23	291,353	368,650

		1,444,274	1,568,831

	Cable and Satellite — 2.0%
600,000	DISH Network Corp., 3.375%, 08/15/26	623,209	573,760

	Communications Equipment — 3.5%
350,000	InterDigital Inc., 1.500%, 03/01/20	388,120	411,304
512,000	Lumentum Holdings Inc., 0.250%, 03/15/24	578,753	615,438

		966,873	1,026,742

	Computer Software and Services — 17.9%
418,000	Apptio Inc., 0.875%, 04/01/23(a)	424,990	471,136
250,000	Coupa Software Inc., 0.375%, 01/15/23(a)	309,845	456,772
550,000	CSG Systems International Inc., 4.250%, 03/15/36	577,692	579,340
38,000	DocuSign Inc., 0.500%, 09/15/23(a)	38,000	37,943
223,000	GDS Holdings Ltd., 2.000%, 06/01/25(a)	203,057	206,019
295,000	IAC FinanceCo. Inc., 0.875%, 10/01/22(a)	337,119	439,187
377,000	MercadoLibre Inc., 2.000%, 08/15/28(a)	375,292	372,658
337,000	New Relic Inc., 0.500%, 05/01/23(a)	355,042	360,022
305,000	Nice Systems Inc., 1.250%, 01/15/24	322,715	437,484
176,000	Okta Inc., 0.250%, 02/15/23(a)	183,790	272,836
350,000	Perficient Inc., 2.375%, 09/15/23(a)	350,000	332,150
500,000	PROS Holdings Inc., 2.000%, 06/01/47	467,000	491,135

Principal Amount		Cost	Market Value
$104,000	Pure Storage Inc., 0.125%, 04/15/23(a)	$104,000	$120,729
191,000	Splunk Inc., 1.125%, 09/15/25(a)	191,000	197,659
362,000	Vocera Communications Inc., 1.500%, 05/15/23(a)	412,075	457,120

		4,651,617	5,232,190

	Consumer Services — 2.4%
300,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	313,444	318,279
350,000	Quotient Technology Inc., 1.750%, 12/01/22(a)	363,899	390,035

		677,343	708,314

	Diversified Industrial — 1.5%
300,000	Chart Industries Inc., 1.000%, 11/15/24(a)	377,175	428,265

	Energy and Utilities: Integrated — 1.4%
500,000	SunPower Corp., 4.000%, 01/15/23	418,125	420,843

	Energy and Utilities: Services — 1.6%
600,000	Cheniere Energy Inc., 4.250%, 03/15/45	426,535	484,274

	Entertainment — 1.8%
500,000	Gannett Co. Inc., 4.750%, 04/15/24(a)	541,810	523,973

	Financial Services — 1.9%
300,000	Encore Capital Europe Finance Ltd., 4.500%, 09/01/23	318,164	307,673
199,000	LendingTree Inc., 0.625%, 06/01/22	228,267	253,309

		546,431	560,982

	Health Care — 13.8%
300,000	BioMarin Pharmaceutical Inc., 0.599%, 08/01/24	308,165	320,476
400,000	Exact Sciences Corp., 1.000%, 01/15/25	409,789	495,250
404,000	Insulet Corp., 1.375%, 11/15/24(a)	455,401	511,769
300,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	296,881	304,687
200,000	Invacare Corp., 4.500%, 06/01/22	216,734	226,637
237,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24	245,425	404,578
200,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22	206,004	211,999
300,000	Paratek Pharmaceuticals Inc., 4.750%, 05/01/24(a)	299,421	284,625
150,000	Retrophin Inc., 2.500%, 09/15/25	154,134	154,409
450,000	Supernus Pharmaceuticals Inc., 0.625%, 04/01/23(a)	483,431	505,447
300,000	Teladoc Health Inc., 3.000%, 12/15/22	311,233	613,783

		3,386,618	4,033,660

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2018

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors — 10.5%
$250,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	$283,719	$314,793
500,000	Inphi Corp., 1.125%, 12/01/20	553,060	578,611
300,000	Knowles Corp., 3.250%, 11/01/21	324,209	343,200
300,000	Microchip Technology Inc., 1.625%, 02/15/27	319,149	320,467
400,000	NXP Semiconductors NV, 1.000%, 12/01/19	442,028	417,492
508,000	Rambus Inc., 1.375%, 02/01/23(a)	501,153	458,179
211,000	Silicon Laboratories Inc., 1.375%, 03/01/22	219,118	241,629
300,000	Teradyne Inc., 1.250%, 12/15/23	374,978	390,436

		3,017,414	3,064,807

	Telecommunications — 2.9%
400,000	Infinera Corp., 2.125%, 09/01/24	399,628	405,764
331,000	Twilio Inc., 0.250%, 06/01/23(a)	331,738	446,637

		731,366	852,401

	Transportation — 1.0%
250,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	248,263	289,493

	TOTAL CONVERTIBLE CORPORATE BONDS	18,847,217	20,714,372

Shares

	CONVERTIBLE PREFERRED STOCKS — 4.7%
	Agriculture — 0.4%
1,000	Bunge Ltd. 4.875%	94,950	108,500

	Financial Services — 1.8%
300	Bank of America Corp. 7.250% .	385,753	388,275
117	Wells Fargo & Co. 7.500%	149,190	151,033

		534,943	539,308

	Food and Beverage — 1.3%
2,000	Post Holdings Inc. 2.500%	301,617	363,667

	Real Estate Investment Trusts — 1.2%
6,000	Welltower Inc. 6.500%, Ser. I	371,329	363,120

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,302,839	1,374,595

	MANDATORY CONVERTIBLE SECURITIES (b) — 15.2%
	Building and Construction — 1.1%
3,007	Stanley Black & Decker Inc., 5.375%, 05/15/20	314,251	329,597

	Computer Software and Services — 1.0%
1,500	Alibaba - Mandatory Exchange Trust, 5.750%, 06/01/19 (a)	192,859	278,063

	Energy and Utilities: Integrated — 2.6%
1,200	CenterPoint Energy Inc., 7.000%, 09/01/21	60,000	60,588

Shares		Cost	Market Value
5,000	DTE Energy Co., 6.500%, 10/01/19	$266,172	$258,600
3,535	Sempra Energy, 6.000%, 01/15/21	360,105	356,469
970	6.750%, 07/15/21	98,732	97,771

		785,009	773,428

	Energy and Utilities: Services — 1.9%
9,705	South Jersey Industries Inc., 7.250%, 04/15/21	524,098	541,636

	Financial Services — 2.0%
2,538	Assurant Inc., 6.500%, 03/15/21	260,201	285,677
6,000	New York Community Capital Trust V, 6.000%, 11/01/51	300,700	295,500

		560,901	581,177

	Health Care — 1.2%
5,494	Becton Dickinson and Co., 6.125%, 05/01/20	293,412	359,088

	Industrials — 2.1%
5,032	International Flavors & Fragrances Inc., 6.000%, 09/15/21	260,406	289,340
5,200	Rexnord Corp., 5.750%, 11/15/19	267,069	338,000

		527,475	627,340

	Real Estate Investment Trusts — 3.3%
504	Crown Castle International Corp., 6.875%, 08/01/20	538,469	547,344
4,000	QTS Realty Trust Inc., Ser. B 6.500%, (c)	403,598	422,440

		942,067	969,784

	TOTAL MANDATORY CONVERTIBLE SECURITIES	4,140,072	4,460,113

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 7.9%
$2,310,000	U.S. Treasury Bills, 1.937% to 2.142%††, 10/18/18 to 12/20/18	2,301,008	2,300,924

	TOTAL INVESTMENTS — 99.2%	$26,751,908	29,053,201

	Other Assets and Liabilities (Net) — 0.8%		237,875

	NET ASSETS — 100.0%		$29,291,076

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the market value of the Rule 144A security amounted to $8,555,849 or 29.21% of net assets.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(c)	Security is perpetual and has no stated maturity date.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 98.9%
	Aerospace — 6.0%
6,095	General Dynamics Corp.	$923,606	$1,247,768
3,774	Northrop Grumman Corp.	1,208,775	1,197,754
3,250	The Boeing Co.	394,976	1,208,675

		2,527,357	3,654,197

	Banking — 10.4%
67,830	Bank of America Corp.	1,204,830	1,998,272
18,479	JPMorgan Chase & Co.	1,096,196	2,085,170
20,625	Wells Fargo & Co.	998,372	1,084,050
20,930	Western Alliance Bancorp†	1,096,273	1,190,708

		4,395,671	6,358,200

	Business Services — 3.0%
13,004	Booz Allen Hamilton Holding Corp.	375,869	645,388
4,905	FedEx Corp.	753,772	1,181,075

		1,129,641	1,826,463

	Computer Software and Services — 8.9%
1,273	Alphabet Inc., Cl. A†	1,065,838	1,536,613
5,895	Apple Inc.	1,182,400	1,330,737
11,330	Microsoft Corp.	842,381	1,295,812
25,600	Oracle Corp.	1,067,983	1,319,936

		4,158,602	5,483,098

	Consumer Products — 2.0%
17,950	Colgate-Palmolive Co.	1,041,593	1,201,753

	Diversified Industrial — 3.1%
11,490	Honeywell International Inc.	1,329,002	1,911,936

	Energy and Energy Services — 3.7%
12,850	EOG Resources Inc.	1,180,705	1,639,275
14,990	Halliburton Co.	869,745	607,545

		2,050,450	2,246,820

	Energy: Integrated — 8.0%
24,665	CMS Energy Corp.	1,115,577	1,208,585
9,135	Diamondback Energy Inc.	1,105,881	1,234,961
7,285	NextEra Energy Inc.	578,979	1,220,966
18,700	WEC Energy Group Inc.	889,554	1,248,412

		3,689,991	4,912,924

	Energy: Oil — 1.9%
9,295	Chevron Corp.	873,560	1,136,593

	Entertainment — 2.0%
10,730	The Walt Disney Co.	1,198,278	1,254,766

	Financial Services — 9.6%
17,510	Arthur J Gallagher & Co.	1,155,660	1,303,444
8,600	Chubb Ltd.	936,465	1,149,304
16,830	Intercontinental Exchange Inc.	883,960	1,260,399
20,940	Morgan Stanley	1,178,698	975,176
23,175	U.S. Bancorp	1,284,200	1,223,872

		5,438,983	5,912,195

Shares		Cost	Market Value

	Food and Beverage — 5.8%
28,065	General Mills Inc.	$1,345,840	$1,204,550
29,410	Hormel Foods Corp.	1,045,264	1,158,754
10,750	PepsiCo Inc.	889,171	1,201,850

		3,280,275	3,565,154

	Health Care — 13.5%
24,890	Abbott Laboratories	1,004,250	1,825,930
5,900	Becton, Dickinson and Co.	969,118	1,539,900
13,105	Johnson & Johnson	1,366,551	1,810,718
17,665	Medtronic plc	1,487,941	1,737,706
5,083	UnitedHealth Group Inc.	1,189,480	1,352,281

		6,017,340	8,266,535

	Real Estate — 2.9%
10,850	Crown Castle International Corp., REIT	1,230,905	1,207,931
2,870	Public Storage, REIT	659,248	578,678

		1,890,153	1,786,609

	Retail — 7.2%
23,290	CVS Health Corp.	1,927,199	1,833,389
6,730	Simon Property Group Inc., REIT	1,285,251	1,189,527
6,780	The Home Depot Inc.	805,567	1,404,477

		4,018,017	4,427,393

	Semiconductors — 0.8%
3,325	Lam Research Corp.	327,339	504,403

	Specialty Chemicals — 2.0%
2,765	The Sherwin-Williams Co.	762,181	1,258,656

	Telecommunications — 5.6%
64,250	AT&T Inc.	2,529,330	2,157,515
9,889	Motorola Solutions Inc.	861,825	1,286,954

		3,391,155	3,444,469

	Transportation — 2.5%
9,485	Union Pacific Corp.	467,134	1,544,442

	TOTAL COMMON STOCKS	47,986,722	60,696,606

	SHORT TERM INVESTMENT — 1.2%
	Other Investment Companies — 1.2%
720,156	Dreyfus Treasury Securities Cash Management, 1.910%*	720,156	720,156

	TOTAL INVESTMENTS — 100.1%	$48,706,878	61,416,762

	Other Assets and Liabilities (Net) — (0.1)%		(67,748)

	NET ASSETS — 100.0%		$61,349,014

*	1 day yield as of September 30, 2018.
†	Non-income producing security.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 66.8%
	Aerospace — 4.4%
5,225	General Dynamics Corp.	$766,079	$1,069,662
2,550	Northrop Grumman Corp.	816,737	809,293
2,310	The Boeing Co.	280,737	859,089

		1,863,553	2,738,044

	Banking — 6.9%
46,410	Bank of America Corp.	555,089	1,367,238
12,486	JPMorgan Chase & Co.	694,796	1,408,920
13,930	Wells Fargo & Co.	672,694	732,161
14,140	Western Alliance Bancorp†	740,234	804,425

		2,662,813	4,312,744

	Business Services — 2.1%
8,900	Booz Allen Hamilton Holding Corp.	264,639	441,707
3,625	FedEx Corp.	561,651	872,864

		826,290	1,314,571

	Computer Software and Services — 6.0%
887	Alphabet Inc., Cl. A†	742,946	1,070,680
4,005	Apple Inc.	803,299	904,089
7,550	Microsoft Corp.	406,598	863,493
17,300	Oracle Corp.	718,620	891,988

		2,671,463	3,730,250

	Consumer Products — 1.5%
14,200	Colgate-Palmolive Co.	811,453	950,690

	Diversified Industrial — 2.1%
7,775	Honeywell International Inc.	853,831	1,293,760

	Energy and Energy Services — 2.4%
8,625	EOG Resources Inc.	780,619	1,100,291
10,125	Halliburton Co.	587,444	410,366

		1,368,063	1,510,657

	Energy: Integrated — 5.3%
16,845	CMS Energy Corp.	761,980	825,405
6,115	Diamondback Energy Inc.	739,861	826,687
4,950	NextEra Energy Inc.	422,717	829,620
12,625	WEC Energy Group Inc.	604,621	842,845

		2,529,179	3,324,557

	Energy: Oil — 1.3%
6,485	Chevron Corp.	551,862	792,986

	Entertainment — 1.4%
7,300	The Walt Disney Co.	815,271	853,662

	Financial Services — 6.6%
12,220	Arthur J Gallagher & Co.	806,334	909,657
5,900	Chubb Ltd.	649,145	788,476
11,800	Intercontinental Exchange Inc.	619,858	883,702
14,385	Morgan Stanley	809,357	669,909
15,775	U.S. Bancorp	874,155	833,078

		3,758,849	4,084,822

	Food and Beverage — 4.1%
18,630	General Mills Inc.	879,626	799,600
19,550	Hormel Foods Corp.	696,749	770,270
9,000	PepsiCo Inc.	714,475	1,006,200

		2,290,850	2,576,070

	Health Care — 9.0%
16,500	Abbott Laboratories	618,000	1,210,440
3,955	Becton, Dickinson and Co.	660,729	1,032,255
8,675	Johnson & Johnson	869,047	1,198,625
12,300	Medtronic plc	1,035,185	1,209,951
3,581	UnitedHealth Group Inc.	838,299	952,689

		4,021,260	5,603,960

Shares		Cost	Market Value

	Real Estate — 1.9%
7,300	Crown Castle International Corp., REIT	$828,164	$812,709
1,925	Public Storage, REIT	444,992	388,138

		1,273,156	1,200,847

	Retail — 4.6%
15,420	CVS Health Corp.	1,274,967	1,213,862
4,545	Simon Property Group Inc., REIT	877,799	803,329
4,165	The Home Depot Inc.	518,592	862,780

		2,671,358	2,879,971

	Semiconductors — 0.7%
2,850	Lam Research Corp.	279,063	432,345

	Specialty Chemicals — 1.3%
1,790	The Sherwin-Williams Co.	501,366	814,826

	Telecommunications — 3.8%
45,095	AT&T Inc.	1,767,115	1,514,290
6,363	Motorola Solutions Inc.	553,947	828,081

		2,321,062	2,342,371

	Transportation — 1.4%
5,440	Union Pacific Corp.	306,053	885,795

	TOTAL COMMON STOCKS	32,376,795	41,642,928

Principal Amount

	CORPORATE BONDS — 21.2%
	Banking — 4.1%
$600,000	Citigroup Inc., 2.500%, 07/29/19	603,648	598,801
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	751,734	764,912
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,244	596,977
600,000	Wells Fargo & Co., MTN, 3.500%, 03/08/22	607,823	599,424

		2,563,449	2,560,114

	Computer Hardware — 1.0%
650,000	International Business Machines Corp., 2.900%, 11/01/21	654,207	640,700

	Consumer Products — 2.0%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	496,968	474,416
800,000	Costco Wholesale Corp., 1.700%, 12/15/19	797,659	789,340

		1,294,627	1,263,756

	Diversified Industrial — 1.3%
800,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	800,092	799,201

	Electronics — 2.4%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,013,879	1,005,706
500,000	Texas Instruments Inc., 1.650%, 08/03/19	499,763	495,643

		1,513,642	1,501,349

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2018

Principal Amount		Cost	Market Value

	CORPORATE BONDS (Continued)
	Energy: Oil — 0.8%
$500,000	XTO Energy Inc., 6.500%, 12/15/18	$502,077	$504,382

	Financial Services — 4.0%
600,000	Capital One Financial Corp., 3.750%, 04/24/24	607,035	590,154
750,000	Ford Motor Credit Co. LLC, MTN, 2.943%, 01/08/19	751,345	750,790
600,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	600,483	591,240
600,000	The PNC Financial Services Group Inc., STEP, 2.854%, 11/09/22	593,974	582,568

		2,552,837	2,514,752

	Health Care — 2.7%
500,000	Abbott Laboratories, 2.550%, 03/15/22	495,925	485,812
600,000	Aetna Inc., 3.500%, 11/15/24	600,735	587,609
600,000	Amgen Inc., 3.450%, 10/01/20	608,681	603,240

		1,705,341	1,676,661

	Retail — 1.9%
600,000	CVS Health Corp., 3.375%, 08/12/24	599,115	580,208
600,000	McDonalds Corp., MTN, 2.100%, 12/07/18	600,416	599,644

		1,199,531	1,179,852

	Telecommunications — 1.0%
600,000	AT&T Inc., 2.300%, 03/11/19	600,633	599,134

	TOTAL CORPORATE BONDS	13,386,436	13,239,901

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
	Federal Home Loan Mortgage Corp. — 2.7%
$600,000	1.750%, 05/30/19	$599,107	$597,042
1,100,000	2.375%, 01/13/22	1,105,337	1,081,505

		1,704,444	1,678,547

	Federal National Mortgage Association — 1.7%
1,100,000	2.625%, 09/06/24	1,131,802	1,074,355

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	2,836,246	2,752,902

	U.S. GOVERNMENT OBLIGATIONS — 6.3%
	U.S. Treasury Notes — 6.3%
1,000,000	2.250%, 11/15/24	1,025,490	958,535
500,000	2.000%, 02/15/25	497,379	471,006
800,000	1.625%, 02/15/26	802,847	726,094
950,000	2.250%, 08/15/27	898,152	891,052
950,000	2.250%, 11/15/27	896,709	889,363

		4,120,577	3,936,050

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,120,577	3,936,050

Shares

	SHORT TERM INVESTMENT — 1.5%
	Other Investment Companies — 1.5%
922,301	Dreyfus Treasury Securities Cash Management, 1.910%*	922,301	922,301

	TOTAL INVESTMENTS — 100.2%	$53,642,355	62,494,082

	Other Assets and Liabilities (Net) — (0.2)%		(124,767)

	NET ASSETS — 100.0%		$62,369,315

*	1 day yield as of September 30, 2018.
†	Non-income producing security.
GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STEP	Step coupon security. The rate disclosed is that in effect at September 30, 2018.

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2018

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 50.5%
	Aerospace — 10.2%
$125,000	General Dynamics Corp., 2.628%, (3 Month USD LIBOR plus 0.29%) 05/11/20(a)	$125,000	$125,380
	2.718%, (3 Month USD LIBOR plus 0.38%) 05/11/21(a)	125,000	125,886
200,000	The Boeing Co., 6.000%, 03/15/19	200,325	202,949
250,000	United Technologies Corp., 3.100%, 06/01/22	257,370	246,536

		707,695	700,751

	Automotive — 3.7%
250,000	General Motors Co., 3.500%, 10/02/18	250,012	250,000

	Banking — 8.8%
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,903	203,977
400,000	The Bank of New York Mellon Corp., Ser. G, 2.200%, 05/15/19	400,173	398,981

		600,076	602,958

	Energy — 7.5%
250,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.250%, 10/15/22	258,152	257,188
250,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 5.500%, 02/15/23	254,293	254,885

		512,445	512,073

	Entertainment — 1.8%
125,000	Discovery Communications LLC, 3.048%, (3 Month USD LIBOR plus 0.71%) 09/20/19(a)	125,478	125,540

	Financial Services — 4.8%
200,000	Capital One Financial Corp., 3.750%, 04/24/24	202,345	196,718
125,000	MPT Operating Partnership LP / MPT Finance Corp., 6.375%, 03/01/24	132,229	131,250

		334,574	327,968

	Food and Beverage — 3.8%
250,000	Mondelēz International Inc., 5.375%, 02/10/20	250,754	256,883

	Health Care — 1.8%
125,000	Anthem Inc., 2.500%, 11/21/20	124,840	123,085

Principal Amount		Cost	Market Value

	Retail — 1.6%
$125,000	The Home Depot, Inc., 2.125%, 09/15/26	$123,886	$112,144

	Telecommunications — 6.5%
250,000	AT&T Inc., 3.900%, 03/11/24	255,461	248,802
200,000	Verizon Communications Inc., 3.000%, 11/01/21	199,613	198,160

		455,074	446,962

	TOTAL CORPORATE BONDS	3,484,834	3,458,364

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.1%
	Federal Home Loan Mortgage Corp. — 5.1%
350,000	1.750%, 05/30/19	350,909	348,275

	Federal National Mortgage Association — 5.7%
400,000	2.625%, 09/06/24	411,564	390,674

	Government National Mortgage Association — 0.3%
3,739	6.000%, 12/15/33	3,762	4,088
12,471	5.500%, 01/15/34	12,524	13,553

		16,286	17,641

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	778,759	756,590

	U.S. GOVERNMENT OBLIGATIONS — 38.2%
	U.S. Treasury Bills — 17.5%
1,205,000	U.S. Treasury Bills, 1.969% to 2.106%†, 11/01/18 to 12/13/18	1,201,636	1,201,548

	U.S. Treasury Notes — 18.0%
750,000	2.375%, 04/30/20	747,691	745,386
250,000	2.625%, 06/15/21	249,673	248,369
250,000	2.000%, 02/15/25	249,157	235,503

		1,246,521	1,229,258

	U.S. Treasury Bonds — 2.7%
150,000	5.375%, 02/15/31	162,468	185,414

	TOTAL U.S. GOVERNMENT OBLIGATIONS	2,610,625	2,616,220

	TOTAL INVESTMENTS — 99.8%	$6,874,218	6,831,174

	Other Assets and Liabilities (Net) — 0.2%		10,793

	NET ASSETS — 100.0%		$6,841,967

(a)

The interest rates for these floating rate notes, which will change periodically, are based either on the prime rate or an index of market rates. The reflected rates are in effect as of September 30, 2018. The maturity dates reflected are the final maturity dates.

†	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2018

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund
Assets:
Investments, at value (cost $876,855,362, $30,028,776, $2,509,727, and $26,751,908, respectively)	$1,379,839,355	$39,000,408	$3,191,512	$29,053,201
Investments in affiliates, at value (cost $36,009,744)	56,945,544	—	—	—
Cash	38,329	44,378	92,800	64,721
Deposit at brokers	373	—	—	—
Receivable for Fund shares sold	1,213,736	26,391	—	41,144
Receivable for investments sold	773,880	—	—	89,307
Receivable from Adviser.	—	16,932	7,816	22,496
Dividends and interest receivable - unaffiliated	615,253	20,070	2,048	142,117
Dividends and interest receivable - affiliated	53,987	—	—	—
Prepaid expenses	40,579	27,990	10,385	27,574

Total Assets	1,439,521,036	39,136,169	3,304,561	29,440,560

Liabilities:
Foreign currency, at value (cost $6)	6
Payable for investments purchased	581,733	102,825	—	60,000
Payable for Fund shares redeemed	1,046,361	51,276	30,575	21,986
Payable for investment advisory fees	1,189,390	32,281	2,667	23,267
Payable for distribution fees	233,030	6,385	608	4,378
Payable for accounting fees.	3,750	—	—	—
Payable for payroll expenses	—	—	411	—
Payable for custodian fees	53,506	2,341	1,207	1,938
Payable for legal and audit fees	62,391	35,211	21,160	26,244
Payable for shareholder communications expenses	111,031	6,052	3,690	5,768
Payable for shareholder services fees	156,997	2,925	1,209	—
Other accrued expenses	19,727	4,260	3,620	5,903

Total Liabilities	3,457,922	243,556	65,147	149,484

Net Assets	$1,436,063,114	$38,892,613	$3,239,414	$29,291,076

Net Assets Consist of:
Paid-in capital	$ 875,690,905	$27,026,250	$2,405,815	$26,136,222
Total distributable earnings/(accumulated loss)(a)	560,372,209	11,866,363	833,599	3,154,854

Net Assets	$1,436,063,114	$38,892,613	$3,239,414	$29,291,076

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$226,938,129	$9,286,296	$812,954	$4,522,807
Shares of beneficial interest outstanding	7,862,631	432,207	59,399	323,479
Net Asset Value, offering, and redemption price per share	$28.86	$21.49	$13.69	$13.98
Class A:
Net assets	$111,572,615	$5,023,861	$191,505	$3,711,285
Shares of beneficial interest outstanding	4,021,274	245,344	14,185	257,264
Net Asset Value and redemption price per share	$27.75	$20.48	$13.50	$14.43
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$28.91	$21.33	$14.06	$15.03
Class C:
Net assets	$166,599,729	$2,894,760	$440,768	$2,959,872
Shares of beneficial interest outstanding	6,851,613	163,629	33,587	192,645
Net Asset Value and offering price per share(b)	$24.32	$17.69	$13.12	$15.36
Class I:
Net assets	$930,952,641	$21,687,696	$1,794,187	$18,097,112
Shares of beneficial interest outstanding	31,487,748	973,786	129,037	1,290,187
Net Asset Value, offering, and redemption price per share	$29.57	$22.27	$13.90	$14.03

(a)

Effective September 30, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/(accumulated loss). See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2018

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $48,706,878, $53,642,355, and $6,874,218, respectively)	$61,416,762	$62,494,082	$6,831,174
Investments in affiliates, at value	—	—	—
Cash	—	—	—
Deposit at brokers	—	—	—
Receivable for Fund shares sold	2,051	9,516	393
Receivable for investments sold	—	—	—
Receivable from Adviser	—	—	7,089
Dividends and interest receivable - unaffiliated	33,052	191,059	50,385
Dividends and interest receivable - affiliated	—	—	—
Prepaid expenses	21,797	26,372	17,217
Total Assets	61,473,662	62,721,029	6,906,258
Liabilities:
Payable to custodian	—	—	10,715
Payable for Fund shares redeemed	10,871	245,444	8,830
Payable for investment advisory fees	50,430	38,626	3,379
Payable for distribution fees.	12,180	16,677	1,461
Payable for accounting fees	3,750	3,750	—
Payable for custodian fees	1,275	1,295	1,208
Payable for legal and audit fees	27,247	27,262	28,886
Payable for shareholder communications expenses	7,544	8,206	3,700
Payable for shareholder services fees	6,965	5,948	2,191
Other accrued expenses	4,386	4,506	3,921
Total Liabilities	124,648	351,714	64,291
Net Assets	$61,349,014	$62,369,315	$6,841,967
Net Assets Consist of:
Paid-in capital	$40,685,695	$47,107,034	$6,980,263
Total distributable earnings/(accumulated loss)(a)	20,663,319	15,262,281	(138,296)
Net Assets	$61,349,014	$62,369,315	$6,841,967
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$54,595,399	$45,181,551	$3,433,588
Shares of beneficial interest outstanding	3,915,426	3,645,703	316,972
Net Asset Value, offering, and redemption price per share	$13.94	$12.39	$10.83
Class A:
Net assets	$1,434,790	$8,719,128	$308,299
Shares of beneficial interest outstanding	103,193	699,441	28,484
Net Asset Value and redemption price per share.	$13.90	$12.47	$10.82
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$14.48	$12.99	$11.27
Class C:
Net assets	$448,824	$4,544,037	$804,945
Shares of beneficial interest outstanding	34,289	358,745	78,363
Net Asset Value and offering price per share(b)	$13.09	$12.67	$10.27
Class I:
Net assets	$4,870,001	$3,924,599	$2,295,135
Shares of beneficial interest outstanding	349,994	317,123	211,754
Net Asset Value, offering, and redemption price per share	$13.91	$12.38	$10.84

(a)

Effective September 30, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/(accumulated loss). See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2018

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $70,213, $2,028, $407, and $0, respectively)	$9,920,299	$381,880	$31,896	$169,639
Dividends - affiliated	1,939,204	—	—	—
Interest.	4,325,454	25,808	1,334	106,195

Total Investment Income.	16,184,957	407,688	33,230	275,834

Expenses:
Investment advisory fees	14,009,478	348,016	31,612	186,744
Distribution fees - Class AAA	623,289	22,633	2,056	10,848
Distribution fees - Class A	656,430	21,234	966	14,870
Distribution fees - Class C	1,741,955	25,004	3,155	13,423
Distribution fees - Class T*	25	3	—	—
Accounting fees	45,000	—	—	—
Custodian fees	211,077	9,757	4,233	7,663
Interest expense	301	—	—	122
Legal and audit fees	102,966	45,775	28,074	50,967
Payroll expenses	—	—	2,143	—
Registration expenses	100,380	68,551	21,802	54,005
Shareholder communications expenses	340,205	11,665	4,553	11,028
Shareholder services fees	1,218,722	13,622	7,454	11,128
Trustees’ fees	127,460	3,310	378	1,770
Miscellaneous expenses	69,769	12,311	10,052	9,933

Total Expenses	19,247,057	581,881	116,478	372,501

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(163,050)	(83,641)	(164,831)
Advisory fee reduction on unsupervised assets (See Note 3)	(69,770)	—	—	—
Custodian fee credits	(4,817)	(378)	—	(285)
Expenses paid by broker (See Note 6)	(10,210)	(1,563)	(1,370)	(53)

Total Reimbursements, Waivers, Reductions, and Credits	(84,797)	(164,991)	(85,011)	(165,169)

Net Expenses	19,162,260	416,890	31,467	207,332

Net Investment Income/(Loss)	(2,977,303)	(9,202)	1,763	68,502

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	45,133,380	4,343,561	172,532	1,234,059
Net realized gain on investments - affiliated	28,098	—	—	—
Net realized gain/(loss) on foreign currency transactions .	(21,007)	51	(8)	—

Net realized gain on investments and foreign currency transactions	45,140,471	4,343,612	172,524	1,234,059

Net change in unrealized appreciation/depreciation: on investments	18,652,009	(1,384,607)	48,698	1,169,874
on foreign currency translations	(1,580)	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	18,650,429	(1,384,607)	48,698	1,169,874

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	63,790,900	2,959,005	221,222	2,403,933

Net Increase in Net Assets Resulting from Operations	$60,813,597	$2,949,803	$222,985	$2,472,435

*	Class T Shares were liquidated on August 31, 2018.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2018

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $0, $0, and $0, respectively)	$1,347,705	$967,568	—
Dividends - affiliated	—	—	—
Interest.	1,508	553,403	$196,204

Total Investment Income.	1,349,213	1,520,971	196,204

Expenses:
Investment advisory fees	617,246	487,139	45,589
Distribution fees - Class AAA	136,076	121,636	8,833
Distribution fees - Class A	9,132	41,375	1,230
Distribution fees - Class C	5,194	45,912	10,689
Distribution fees - Class T*	—	—	—
Accounting fees	45,000	45,000	—
Custodian fees	5,566	5,823	4,387
Interest expense	—	—	—
Legal and audit fees	28,410	28,476	29,170
Payroll expenses	—	—	—
Registration expenses	56,393	57,701	43,010
Shareholder communications expenses	14,526	17,081	6,293
Shareholder services fees	46,674	43,838	11,795
Trustees’ fees	5,685	9,681	716
Miscellaneous expenses	12,589	13,579	8,922

Total Expenses	982,491	917,241	170,634

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(92,897)
Advisory fee reduction on unsupervised assets (See Note 3)	—	—	—
Custodian fee credits	—	—	—
Expenses paid by broker (See Note 6)	(1,776)	(1,800)	—

Total Reimbursements, Waivers, Reductions, and Credits	(1,776)	(1,800)	(92,897)

Net Expenses	980,715	915,441	77,737

Net Investment Income	368,498	605,530	118,467

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain/(loss) on investments - unaffiliated	7,812,617	6,409,044	(91,525)
Net realized gain on investments - affiliated	—	—	—
Net realized gain/(loss) on foreign currency transactions	—	—	—

Net realized gain/(loss) on investments and foreign currency transactions	7,812,617	6,409,044	(91,525)

Net change in unrealized appreciation/depreciation: on investments	72,520	(1,288,447)	(94,183)

Net change in unrealized appreciation/depreciation on investments	72,520	(1,288,447)	(94,183)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	7,885,137	5,120,597	(185,708)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,253,635	$5,726,127	$(67,241)

*	Class T Shares were liquidated on August 31, 2018.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income/(loss)	$ (2,977,303)	$(5,741,971)	$ (9,202)	$ (56,824)	$1,763	$(4,957)
Net realized gain/(loss) on investments, securities sold short, redemption in-kind, and foreign currency transactions	45,140,471	86,739,197	4,343,612	2,628,872	172,524	155,128
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	18,650,429	177,676,434	(1,384,607)	3,708,579	48,698	244,240

Net Increase/(Decrease) in Net Assets Resulting from Operations	60,813,597	258,673,660	2,949,803	6,280,627	222,985	394,411

Distributions to Shareholders
Net investment income and net realized gain
Class AAA	(16,091,681)	(12,112,850)	(799,266)	(1,120,049)	(36,604)	(21,204)
Class A	(8,606,993)	(6,973,598)	(335,705)	(282,966)	(8,869)	(4,128)
Class C	(12,671,430)	(9,278,000)	(226,732)	(229,623)	(8,748)	(2,204)
Class I	(47,329,053)	(22,623,866)	(1,361,990)	(1,008,986)	(76,137)	(19,507)
Class T*	(659)	—	(93)	—	—	—

	(84,699,816)	(50,988,314)	(2,723,786)	(2,641,624)	(130,358)	(47,043)

Return of capital
Class AAA	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—

	—	—	—	—	—	—

Distributions to Shareholders**	(84,699,816)	(50,988,314)	(2,723,786)	(2,641,624)	(130,358)	(47,043)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	32,706,439	46,277,238	2,106,780	5,179,585	290,294	503,380
Class A	21,168,410	37,625,664	1,565,274	800,502	576	84,849
Class C	22,014,819	22,015,082	967,543	311,575	233,747	21,694
Class I	310,712,422	222,822,655	7,976,771	5,631,113	2,799	122,671
Class T*	—	10,000	—	1,000	—	—

	386,602,090	328,750,639	12,616,368	11,923,775	527,416	732,594

Proceeds from reinvestment of distributions
Class AAA	15,814,254	11,851,540	789,372	1,099,599	36,604	21,204
Class A	7,945,275	6,334,330	333,554	270,995	8,869	3,123
Class C	10,953,006	7,567,826	200,988	185,367	7,861	2,047
Class I	30,327,154	14,416,148	1,335,363	993,398	76,137	19,508
Class T*	660	—	93	—	—	—

	65,040,349	40,169,844	2,659,370	2,549,359	129,471	45,882

Cost of shares redeemed
Class AAA	(90,591,578)	(85,877,875)	(2,969,647)	(8,983,081)	(338,745)	(1,628,525)
Class A	(83,818,036)	(43,270,182)	(457,749)	(742,991)	(26,585)	(230,286)
Class C	(40,163,303)	(52,086,231)	(483,289)	(730,299)	(4,269)	(42,312)
Class I	(129,221,594)	(93,376,064)	(5,321,296)	(1,909,312)	(131,805)	(305,769)
Class T*	(11,417)	—	(1,199)	—	—	—

	(343,805,928)	(274,610,352)	(9,233,180)	(12,365,683)	(501,404)	(2,206,892)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	107,836,511	94,310,131	6,042,558	2,107,451	155,483	(1,428,416)

Redemption Fees	972	1,172	—	581	—	5

Net Increase/(Decrease) in Net Assets	83,951,264	301,996,649	6,268,575	5,747,035	248,110	(1,081,043)
Net Assets:
Beginning of year	1,352,111,850	1,050,115,201	32,624,038	26,877,003	2,991,304	4,072,347

End of year	$1,436,063,114	$1,352,111,850	$38,892,613	$32,624,038	$3,239,414	$2,991,304

*	Class T Shares were liquidated on August 31, 2018.
**

Effective September 30, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for details on distribution classification for the fiscal year ended September 30, 2017.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

Convertible Securities Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund
2018	2017	2018	2017	2018	2017	2018	2017
$68,502	$54,387	$368,498	$311,491	$605,530	$568,539	$118,467	$213,093
1,234,059	17,060	7,812,617	7,012,925	6,409,044	4,447,919	(91,525)	129,684
1,169,874	1,133,294	72,520	2,252,399	(1,288,447)	1,584,106	(94,183)	(564,517)

2,472,435	1,204,741	8,253,635	9,576,815	5,726,127	6,600,564	(67,241)	(221,740)

(66,250)	(242,090)	(5,968,512)	(3,622,728)	(3,431,212)	(3,361,419)	(116,646)	(77,808)
(37,108)	(85,669)	(269,080)	(241,930)	(538,815)	(436,848)	(11,813)	(12,535)
(10,436)	(50,114)	(73,250)	(55,386)	(275,807)	(288,069)	(28,098)	(14,980)
(189,216)	(149,015)	(569,904)	(301,126)	(217,833)	(125,152)	(95,203)	(247,167)
—	—	—	—	—	—	—	—
(303,010)	(526,888)	(6,880,746)	(4,221,170)	(4,463,667)	(4,211,488)	(251,760)	(352,490)
—	—	—	—	—	—	(28)	—
—	—	—	—	—	—	(3)	—
—	—	—	—	—	—	(9)	—
—	—	—	—	—	—	(21)	—

—	—	—	—	—	—	(61)	—

(303,010)	(526,888)	(6,880,746)	(4,221,170)	(4,463,667)	(4,211,488)	(251,821)	(352,490)

910,760	1,176,145	485,651	633,201	1,658,895	6,800,089	591,965	613,039
1,906,290	2,208,003	10,444	177,782	2,483,948	1,427,808	1,209,949	107,817
2,049,285	545,063	4,655	465,776	296,276	425,428	115,342	298,476
11,790,310	6,720,412	902,820	1,263,682	3,251,539	442,446	278,911	2,143,875
—	—	—	—	—	—	—	—

16,656,645	10,649,623	1,403,570	2,540,441	7,690,658	9,095,771	2,196,167	3,163,207

64,447	239,557	5,773,371	3,475,689	3,348,972	3,263,840	113,042	74,956
36,464	84,294	269,063	241,265	524,840	422,760	9,857	10,718
10,398	50,107	69,569	36,439	272,907	258,563	27,825	14,817
189,122	148,724	519,472	276,907	197,338	123,387	94,841	238,579
—	—	—	—	—	—	—	—

300,431	522,682	6,631,475	4,030,300	4,344,057	4,068,550	245,565	339,070

(1,104,825)	(1,825,247)	(7,112,237)	(7,622,675)	(11,680,874)	(11,090,185)	(809,987)	(1,040,146)
(1,257,996)	(948,677)	(1,352,885)	(1,886,165)	(2,643,723)	(1,033,374)	(1,379,664)	(415,391)
(565,784)	(226,560)	(310,799)	(742,638)	(714,072)	(1,832,466)	(395,612)	(317,041)
(1,657,866)	(797,451)	(1,609,894)	(1,231,226)	(1,562,514)	(540,455)	(865,754)	(13,216,920)
—	—	—	—	—	—	—	—

(4,586,471)	(3,797,935)	(10,385,815)	(11,482,704)	(16,601,183)	(14,496,480)	(3,451,017)	(14,989,498)

12,370,605	7,374,370	(2,350,770)	(4,911,963)	(4,566,468)	(1,332,159)	(1,009,285)	(11,487,221)

—	966	—	—	—	25	—	—

14,540,030	8,053,189	(977,881)	443,682	(3,304,008)	1,056,942	(1,328,347)	(12,061,451)
14,751,046	6,697,857	62,326,895	61,883,213	65,673,323	64,616,381	8,170,314	20,231,765

$29,291,076	$14,751,046	$61,349,014	$62,326,895	$62,369,315	$65,673,323	$6,841,967	$8,170,314

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions	Operating Expenses Before Waivers/Credits/ Reimbursements/ Reductions(d)	Portfolio Turnover Rate
Mighty Mites Fund
Class AAA
2018	$29.42	$(0.07)		$1.32	$1.25	—	$(1.81)	$(1.81)	$0.00	$28.86	4.4%	$226,938	(0.25)%		1.40%(e)	1.40%	9%
2017	24.76	(0.12)		5.97	5.85	—	(1.19)	(1.19)	0.00	29.42	24.4	274,161	(0.46)		1.41(e)	1.42	8
2016	22.02	(0.15)		3.41	3.26	—	(0.52)	(0.52)	0.00	24.76	15.0	256,488	(0.67)		1.41(e)	1.41	6
2015	23.01	(0.06)		(0.50)	(0.56)	—	(0.43)	(0.43)	0.00	22.02	(2.6)	265,145	(0.27)		1.40(e)	1.41	13
2014	23.81	(0.22)		0.80	0.58	—	(1.38)	(1.38)	0.00	23.01	2.2	365,022	(0.90)		1.41	1.42	14
Class A
2018	$28.42	$(0.14)		$1.28	$1.14	—	$(1.81)	$(1.81)	$0.00	$27.75	4.1%	$111,572	(0.50)%		1.65%(e)	1.65%	9%
2017	24.01	(0.18)		5.78	5.60	—	(1.19)	(1.19)	0.00	28.42	24.1	169,017	(0.72)		1.66(e)	1.67	8
2016	21.43	(0.20)		3.30	3.10	—	(0.52)	(0.52)	0.00	24.01	14.6	141,893	(0.92)		1.66(e)	1.66	6
2015	22.45	(0.12)		(0.47)	(0.59)	—	(0.43)	(0.43)	0.00	21.43	(2.8)	154,000	(0.51)		1.65(e)	1.66	13
2014	23.32	(0.27)		0.78	0.51	—	(1.38)	(1.38)	0.00	22.45	2.0	175,108	(1.16)		1.66	1.67	14
Class C
2018	$25.24	$(0.24)		$1.13	$0.89	—	$(1.81)	$(1.81)	$0.00	$24.32	3.6%	$166,600	(1.00)%		2.15%(e)	2.15%	9%
2017	21.55	(0.27)		5.15	4.88	—	(1.19)	(1.19)	0.00	25.24	23.5	180,282	(1.21)		2.16(e)	2.17	8
2016	19.38	(0.28)		2.97	2.69	—	(0.52)	(0.52)	0.00	21.55	14.1	175,241	(1.41)		2.16(e)	2.16	6
2015	20.44	(0.21)		(0.42)	(0.63)	—	(0.43)	(0.43)	0.00	19.38	(3.2)	187,216	(1.01)		2.15(e)	2.16	13
2014	21.46	(0.36)		0.72	0.36	—	(1.38)	(1.38)	0.00	20.44	1.4	208,795	(1.66)		2.16	2.17	14
Class I
2018	$30.02	$0.00	(c)	$1.36	$1.36	—	$(1.81)	$(1.81)	$0.00	$29.57	4.7%	$930,953	0.00	%(f)	1.15%(e)	1.15%	9%
2017	25.18	(0.06)		6.09	6.03	—	(1.19)	(1.19)	0.00	30.02	24.7	728,641	(0.22)		1.16(e)	1.17	8
2016	22.34	(0.10)		3.46	3.36	—	(0.52)	(0.52)	0.00	25.18	15.2	476,493	(0.44)		1.16(e)	1.16	6
2015	23.27	(0.00)	(c)	(0.50)	(0.50)	—	(0.43)	(0.43)	0.00	22.34	(2.3)	488,846	(0.01)		1.15(e)	1.16	13
2014	24.02	(0.16)		0.79	0.63	—	(1.38)	(1.38)	0.00	23.27	2.4	519,459	(0.67)		1.16	1.17	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)

Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.01%, and 0.01% of net assets for the years ended September 30, 2017, 2015, and 2014, respectively. For the years ended September 30, 2016 and 2018 there was no impact on the expense ratios.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended September 30	Net Asset Value, Beginning of Year	Income (Loss) from Investment Operations			Distributions to Shareholders			Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Ratios to Average Net Assets/Supplemental Data
		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions				Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2018	$21.37	$(0.02)	$2.00	$1.98	—	$(1.86)	$(1.86)	—	$21.49	9.7%	$9,286	(0.08)%	1.25%(c)	1.72%	32%
2017	19.03	(0.04)	4.17	4.13	—	(1.79)	(1.79)	$0.00	21.37	23.1	9,295	(0.22)	1.36(c)	1.74	38
2016	18.54	(0.04)	3.57	3.53	—	(3.04)	(3.04)	0.00	19.03	21.1	10,855	(0.25)	1.50(c)	1.79	18
2015	20.52	(0.09)	(0.29)	(0.38)	—	(1.60)	(1.60)	—	18.54	(2.4)	7,721	(0.47)	1.50(c)	1.66	23
2014	19.83	(0.07)	0.76	0.69	—	—	—	0.00	20.52	3.5	15,649	(0.35)	1.50	1.57	13
Class A
2018	$20.50	$(0.07)	$1.91	$1.84	—	$(1.86)	$(1.86)	—	$20.48	9.4%	$5,024	(0.33)%	1.50%(c)	1.97%	32%
2017	18.37	(0.09)	4.01	3.92	—	(1.79)	(1.79)	$0.00	20.50	22.8	3,580	(0.47)	1.60(c)	1.99	38
2016	18.02	(0.08)	3.47	3.39	—	(3.04)	(3.04)	0.00	18.37	20.9	2,871	(0.49)	1.75(c)	2.04	18
2015	20.05	(0.14)	(0.29)	(0.43)	—	(1.60)	(1.60)	—	18.02	(2.7)	3,258	(0.71)	1.75(c)	1.91	23
2014	19.41	(0.12)	0.76	0.64	—	—	—	0.00	20.05	3.3	4,269	(0.60)	1.75	1.82	13
Class C
2018	$18.04	$(0.15)	$1.66	$1.51	—	$(1.86)	$(1.86)	—	$17.69	8.8%	$2,895	(0.83)%	2.00%(c)	2.47%	32%
2017	16.43	(0.16)	3.56	3.40	—	(1.79)	(1.79)	$0.00	18.04	22.2	2,247	(0.97)	2.11(c)	2.49	38
2016	16.49	(0.15)	3.13	2.98	—	(3.04)	(3.04)	0.00	16.43	20.2	2,268	(0.99)	2.25(c)	2.54	18
2015	18.56	(0.22)	(0.25)	(0.47)	—	(1.60)	(1.60)	—	16.49	(3.2)	3,081	(1.21)	2.25(c)	2.41	23
2014	18.06	(0.21)	0.71	0.50	—	—	—	0.00	18.56	2.8	4,186	(1.10)	2.25	2.32	13
Class I
2018	$22.04	$0.04	$2.05	$2.09	—	$(1.86)	$(1.86)	—	$22.27	9.9%	$21,688	0.17%	1.00%(c)	1.47%	32%
2017	19.53	0.01	4.29	4.30	—	(1.79)	(1.79)	$0.00	22.04	23.4	17,501	0.03	1.09(c)	1.49	38
2016	18.90	0.00 (b)	3.67	3.67	—	(3.04)	(3.04)	0.00	19.53	21.5	10,883	0.00	1.25(c)	1.54	18
2015	20.85	(0.04)	(0.31)	(0.35)	—	(1.60)	(1.60)	—	18.90	(2.2)	9,778	(0.21)	1.25(c)	1.41	23
2014	20.09	(0.02)	0.78	0.76	—	—	—	0.00	20.85	3.8	17,230	(0.09)	1.25	1.32	13

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received during the year ended September 30, 2016, the expense ratios would have been 1.51%, 1.76%, 2.26%, and 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended September 30, 2018, 2017, and 2015, these credits had no material impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income/Loss	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2018	$13.31	$0.00	$0.95	$0.95	—	$(0.57)		$(0.57)		$13.69	7.4%	$813	(0.00)%*	1.05	%(b)	3.74%	13%
2017	11.88	(0.03)	1.60	1.57	—	(0.14)		(0.14)		13.31	13.4	805	(0.23)	1.05(b)		3.39	34
2016	11.43	(0.04)	0.97	0.93	—	(0.48)		(0.48)		11.88	8.2	1,810	(0.40)	1.34(b)(c)		3.26	15
2015	11.54	(0.06)	0.07	0.01	—	(0.12)		(0.12)		11.43	0.1	2,004	(0.52)	1.51(b)(c)		2.74	25
2014	10.48	(0.04)	1.10	1.06	—	(0.00	)(d)	(0.00	)(d)	11.54	10.2	1,679	(0.39)	1.51(c)		4.27	22
Class A
2018	$13.16	$(0.03)	$0.94	$0.91	—	$(0.57)		$(0.57)		$13.50	7.1%	$191	(0.26)%	1.30%(b)		3.99%	13%
2017	11.78	(0.06)	1.58	1.52	—	(0.14)		(0.14)		13.16	13.1	203	(0.45)	1.30(b)		3.64	34
2016	11.37	(0.07)	0.96	0.89	—	(0.48)		(0.48)		11.78	7.9	309	(0.65)	1.63(b)(c)		3.44	15
2015	11.51	(0.09)	0.07	(0.02)	—	(0.12)		(0.12)		11.37	(0.2)	593	(0.77)	1.76(b)(c)		2.99	25
2014	10.47	(0.08)	1.12	1.04	—	(0.00	)(d)	(0.00	)(d)	11.51	10.0	682	(0.69)	1.76(c)		4.52	22
Class C
2018	$12.87	$(0.09)	$0.91	$0.82	—	$(0.57)		$(0.57)		$13.12	6.6%	$441	(0.72)%	1.80%(b)		4.49%	13%
2017	11.58	(0.11)	1.54	1.43	—	(0.14)		(0.14)		12.87	12.5	195	(0.95)	1.80(b)		4.14	34
2016	11.24	(0.12)	0.94	0.82	—	(0.48)		(0.48)		11.58	7.4	193	(1.17)	2.11(b)(c)		3.98	15
2015	11.43	(0.15)	0.08	(0.07)	—	(0.12)		(0.12)		11.24	(0.6)	274	(1.27)	2.26(b)(c)		3.49	25
2014	10.45	(0.13)	1.11	0.98	—	(0.00	)(d)	(0.00	)(d)	11.43	9.4	239	(1.17)	2.26(c)		5.02	22
Class I
2018	$13.48	$0.03	$0.96	$0.99	—	$(0.57)		$(0.57)		$13.90	7.6%	$1,794	0.25%	0.80%(b)		3.49%	13%
2017	12.00	0.01	1.61	1.62	—	(0.14)		(0.14)		13.48	13.7	1,788	0.05	0.80(b)		3.14	34
2016	11.49	0.00	0.99	0.99	—	(0.48)		(0.48)		12.00	8.7	1,760	0.04	0.90(b)(c)		3.00	15
2015	11.57	(0.03)	0.07	0.04	—	(0.12)		(0.12)		11.49	0.3	2,079	(0.27)	1.26(b)(c)		2.49	25
2014	10.48	(0.01)	1.11	1.10	$(0.01)	(0.00	)(d)	(0.01)		11.57	10.5	2,345	(0.09)	1.26(c)		4.02	22

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the years ended September 30, 2018, 2017, 2016, and 2015 would have been 1.09%, 1.08%, 1.39%, and 1.54% (Class AAA), 1.34%, 1.33%, 1.68%, and 1.79% (Class A), 1.84%, 1.83%, 2.16%, and 2.29% (Class C), and 0.84%, 0.83%, 0.95%, and 1.29% (Class I Shares), respectively.

(c)

The Fund incurred interest expense during the years ended September 2016, 2015, and 2014. For the year ended September 30, 2016, there was no material impact on the expense ratios. For the years ended September 30, 2015 and 2014, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.33% and 1.50% (Class AAA), 1.62% and 1.75% (Class A), 2.10% and 2.25% (Class C), 0.89% and 1.25% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.
*	Amount represents greater than (0.05)%.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Convertible Securities Fund
Class AAA
2018	$12.41	$0.04	$1.73	$1.77	$(0.20)		—	$(0.20)	—		$13.98	14.4%	$4,523	0.34%	1.15	%(b)	2.03%	35%
2017	11.59	0.07	1.49	1.56	(0.21)		$(0.53)	(0.74)	—		12.41	14.1	4,138	0.57	1.15		2.47	40
2016	10.53	0.04	1.05	1.09	(0.03)		—	(0.03)	—		11.59	10.4	4,240	0.38	2.00	(b)	2.74	20
2015	11.79	0.04	(1.27)	(1.23)	(0.03)		—	(0.03)	—		10.53	(10.5)	5,525	0.31	2.00	(b)	2.40	19
2014	10.40	0.21	1.38	1.59	(0.20)		—	(0.20)	$0.00	(c)	11.79	15.5	6,240	1.86	2.00		2.42	31
Class A
2018	$12.79	$0.01	$1.80	$1.81	$(0.17)		—	$(0.17)	—		$14.43	14.2%	$3,711	0.09%	1.40%		2.28%	35%
2017	11.94	0.05	1.52	1.57	(0.19)		$(0.53)	(0.72)	—		12.79	13.8	2,670	0.42	1.40		2.72	40
2016	10.87	0.01	1.08	1.09	(0.02)		—	(0.02)	—		11.94	10.1	1,191	0.10	2.25	(b)	2.99	20
2015	12.18	0.01	(1.30)	(1.29)	(0.02)		—	(0.02)	—		10.87	(10.6)	1,081	0.06	2.25	(b)	2.65	19
2014	10.75	0.19	1.43	1.62	(0.19)		—	(0.19)	$0.00	(c)	12.18	15.2	1,013	1.63	2.25		2.67	31
Class C
2018	$13.62	$(0.06)	$1.90	$1.84	$(0.10)		—	$(0.10)	—		$15.36	13.6%	$2,960	(0.40)%	1.90%		2.78%	35%
2017	12.69	(0.02)	1.63	1.61	(0.15)		$(0.53)	(0.68)	—		13.62	13.3	1,307	(0.19)	1.90		3.22	40
2016	11.59	(0.04)	1.14	1.10	(0.00)	(c)	—	(0.00)(c)	—		12.69	9.6	873	(0.37)	2.75	(b)	3.49	20
2015	13.04	(0.06)	(1.39)	(1.45)	(0.00)	(c)	—	(0.00)(c)	—		11.59	(11.1)	943	(0.44)	2.75	(b)	3.15	19
2014	11.54	0.17	1.50	1.67	(0.17)		—	(0.17)	$0.00	(c)	13.04	14.6	1,045	1.30	2.75		3.17	31
Class I
2018	$12.44	$0.08	$1.75	$1.83	$(0.24)		—	$(0.24)	—		$14.03	14.8%	$18,097	0.56%	0.90%		1.78%	35%
2017	11.61	0.12	1.48	1.60	(0.24)		$(0.53)	(0.77)	—		12.44	14.5	6,636	1.00	0.90		2.22	40
2016	10.56	0.07	1.04	1.11	(0.06)		—	(0.06)	—		11.61	10.6	394	0.61	1.75	(b)	2.49	20
2015	11.80	0.07	(1.27)	(1.20)	(0.04)		—	(0.04)	—		10.56	(10.2)	251	0.56	1.75	(b)	2.15	19
2014	10.40	0.24	1.39	1.63	(0.23)		—	(0.23)	$0.00	(c)	11.80	15.8	290	2.15	1.75		2.17	31

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the years ended September 30, 2016 and 2015 would have been 2.01% and 2.02% (Class AAA), 2.26% and 2.27% (Class A), 2.76% and 2.77% (Class C), and 1.76% and 1.77% (Class I Shares), respectively. For the year ended September 30, 2018, these credits had no impact on the expense ratios.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)	Portfolio Turnover Rate
Equity Fund
Class AAA
2018	$13.69	$0.08	$1.71	$1.79	$(0.06)	$(1.48)	$(1.54)	$13.94	14.1%	$54,595	0.59%	1.60%(c)	33%
2017	12.59	0.06	1.91	1.97	(0.07)	(0.80)	(0.87)	13.69	16.6	54,159	0.50	1.62(c)	28
2016	12.22	0.07	1.30	1.37	(0.05)	(0.95)	(1.00)	12.59	11.4	53,063	0.54	1.63(c)	31
2015	13.65	0.05	(0.09)	(0.04)	(0.06)	(1.33)	(1.39)	12.22	(0.9)	53,238	0.37	1.59(c)	28
2014	11.88	0.05	1.76	1.81	(0.04)	—	(0.04)	13.65	15.3	60,587	0.37	1.59	51
Class A
2018	$13.64	$0.05	$1.71	$1.76	$(0.02)	$(1.48)	$(1.50)	$13.90	13.9%	$1,435	0.35%	1.85%(c)	33%
2017	12.55	0.04	1.89	1.93	(0.04)	(0.80)	(0.84)	13.64	16.3	2,502	0.28	1.87(c)	28
2016	12.19	0.03	1.31	1.34	(0.03)	(0.95)	(0.98)	12.55	11.2	3,719	0.29	1.88(c)	31
2015	13.61	0.02	(0.09)	(0.07)	(0.02)	(1.33)	(1.35)	12.19	(1.1)	3,125	0.12	1.84(c)	28
2014	11.84	0.02	1.76	1.78	(0.01)	—	(0.01)	13.61	15.0	3,329	0.12	1.84	51
Class C
2018	$12.97	$(0.02)	$1.62	$1.60	—	$(1.48)	$(1.48)	$13.09	13.3%	$449	(0.17)%	2.35%(c)	33%
2017	11.99	(0.03)	1.81	1.78	—	(0.80)	(0.80)	12.97	15.7	685	(0.25)	2.37(c)	28
2016	11.72	(0.03)	1.25	1.22	—	(0.95)	(0.95)	11.99	10.6	843	(0.23)	2.38(c)	31
2015	13.18	(0.05)	(0.08)	(0.13)	—	(1.33)	(1.33)	11.72	(1.6)	684	(0.37)	2.34(c)	28
2014	11.51	(0.05)	1.72	1.67	—	—	—	13.18	14.5	676	(0.38)	2.34	51
Class I
2018	$13.66	$0.11	$1.72	$1.83	$(0.10)	$(1.48)	$(1.58)	$13.91	14.5%	$4,870	0.84%	1.35%(c)	33%
2017	12.57	0.10	1.89	1.99	(0.10)	(0.80)	(0.90)	13.66	16.9	4,981	0.75	1.37(c)	28
2016	12.21	0.09	1.30	1.39	(0.08)	(0.95)	(1.03)	12.57	11.7	4,258	0.77	1.38(c)	31
2015	13.64	0.08	(0.09)	(0.01)	(0.09)	(1.33)	(1.42)	12.21	(0.6)	4,340	0.61	1.34(c)	28
2014	11.89	0.08	1.74	1.82	(0.07)	—	(0.07)	13.64	15.4	3,547	0.60	1.34	51

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	The Fund incurred interest expense during the year ended September 30, 2014. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Balanced Fund
Class AAA
2018	$12.16	$0.12	$0.96	$1.08	$(0.12)	$(0.73)	$(0.85)	$12.39	9.3%	$45,181	1.00%	1.34%(b)	27%
2017	11.75	0.11	1.04	1.15	(0.11)	(0.63)	(0.74)	12.16	10.3	50,934	0.93	1.33(b)	23
2016	11.72	0.12	0.85	0.97	(0.12)	(0.82)	(0.94)	11.75	8.6	50,105	1.06	1.35(b)	23
2015	12.91	0.13	(0.08)	0.05	(0.13)	(1.11)	(1.24)	11.72	0.0	53,989	1.01	1.31(b)	27
2014	12.76	0.14	1.07	1.21	(0.14)	(0.92)	(1.06)	12.91	9.9	69,187	1.07	1.29	39
Class A
2018	$12.23	$0.09	$0.97	$1.06	$(0.09)	$(0.73)	$(0.82)	$12.47	9.1%	$8,719	0.75%	1.59%(b)	27%
2017	11.81	0.08	1.05	1.13	(0.08)	(0.63)	(0.71)	12.23	10.1	8,165	0.68	1.58(b)	23
2016	11.78	0.10	0.85	0.95	(0.10)	(0.82)	(0.92)	11.81	8.2	7,040	0.81	1.60(b)	23
2015	12.97	0.09	(0.07)	0.02	(0.10)	(1.11)	(1.21)	11.78	(0.2)	6,577	0.76	1.56(b)	27
2014	12.82	0.11	1.07	1.18	(0.11)	(0.92)	(1.03)	12.97	9.5	6,443	0.83	1.54	39
Class C
2018	$12.41	$0.03	$0.99	$1.02	$(0.03)	$(0.73)	$(0.76)	$12.67	8.5%	$4,544	0.25%	2.09%(b)	27%
2017	11.97	0.02	1.06	1.08	(0.01)	(0.63)	(0.64)	12.41	9.6	4,585	0.18	2.08(b)	23
2016	11.92	0.04	0.87	0.91	(0.04)	(0.82)	(0.86)	11.97	7.8	5,575	0.30	2.10(b)	23
2015	13.12	0.03	(0.08)	(0.05)	(0.04)	(1.11)	(1.15)	11.92	(0.8)	5,260	0.26	2.06(b)	27
2014	12.95	0.04	1.09	1.13	(0.04)	(0.92)	(0.96)	13.12	9.0	5,350	0.32	2.04	39
Class I
2018	$12.15	$0.15	$0.97	$1.12	$(0.16)	$(0.73)	$(0.89)	$12.38	9.6%	$3,925	1.24%	1.09%(b)	27%
2017	11.73	0.14	1.05	1.19	(0.14)	(0.63)	(0.77)	12.15	10.7	1,989	1.18	1.08(b)	23
2016	11.70	0.15	0.85	1.00	(0.15)	(0.82)	(0.97)	11.73	8.8	1,896	1.30	1.10(b)	23
2015	12.90	0.16	(0.09)	0.07	(0.16)	(1.11)	(1.27)	11.70	0.2	1,856	1.26	1.06(b)	27
2014	12.76	0.17	1.06	1.23	(0.17)	(0.92)	(1.09)	12.90	10.0	2,438	1.35	1.04	39

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (Custodian Fee Credits). Including such Custodian Fee Credits, the ratios for the years ended 2015 and 2014 would have been 1.32% and 1.27% (Class AAA), 1.57% and 1.52% (Class A), 2.07% and 2.02% (Class C), and 1.07% and 1.02% (Class I) Shares, respectively. For the years ended September 30, 2018, 2017, and 2016, there were no Custodian Fee Credits.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital		Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2018	$11.28	$0.17	$(0.26)	$(0.09)	$(0.18)	$(0.18)	$(0.00)	(b)	$(0.36)	$10.83	(0.8)%	$3,434	1.59%	1.00%	2.22%	32%
2017	11.64	0.14	(0.28)	(0.14)	(0.14)	(0.08)	—		(0.22)	11.28	(1.2)	3,683	1.23	1.00	1.52	36
2016	11.56	0.15	0.30	0.45	(0.15)	(0.22)	—		(0.37)	11.64	4.1	4,170	1.32	1.00	1.42	48
2015	11.59	0.18	(0.03)	0.15	(0.18)	—	—		(0.18)	11.56	1.3	5,045	1.58	1.00	1.36	65
2014	11.68	0.15	(0.09)	0.06	(0.15)	—	—		(0.15)	11.59	0.5	5,174	1.29	1.00	1.38	16
Class A
2018	$11.26	$0.16	$(0.25)	$(0.09)	$(0.17)	$(0.18)	$(0.00)	(b)	$(0.35)	$10.82	(0.8)%	$ 308	1.46%	1.10%	2.32%	32%
2017	11.63	0.13	(0.29)	(0.16)	(0.13)	(0.08)	—		(0.21)	11.26	(1.4)	485	1.13	1.10	1.62	36
2016	11.55	0.14	0.30	0.44	(0.14)	(0.22)	—		(0.36)	11.63	3.9	807	1.21	1.10	1.52	48
2015	11.58	0.17	(0.03)	0.14	(0.17)	—	—		(0.17)	11.55	1.2	809	1.48	1.10	1.46	65
2014	11.66	0.14	(0.08)	0.06	(0.14)	—	—		(0.14)	11.58	0.5	928	1.21	1.10	1.48	16
Class C
2018	$10.70	$0.09	$(0.25)	$(0.16)	$(0.09)	$(0.18)	$(0.00)	(b)	$(0.27)	$10.27	(1.5)%	$ 805	0.83%	1.75%	2.97%	32%
2017	11.05	0.05	(0.27)	(0.22)	(0.05)	(0.08)	—		(0.13)	10.70	(2.0)	1,102	0.49	1.75	2.27	36
2016	10.99	0.06	0.28	0.34	(0.06)	(0.22)	—		(0.28)	11.05	3.2	1,144	0.51	1.75	2.17	48
2015	11.01	0.09	(0.02)	0.07	(0.09)	—	—		(0.09)	10.99	0.7	398	0.82	1.75	2.11	65
2014	11.09	0.06	(0.08)	(0.02)	(0.06)	—	—		(0.06)	11.01	(0.2)	503	0.55	1.75	2.13	16
Class I
2018	$11.28	$0.20	$(0.25)	$(0.05)	$(0.21)	$(0.18)	$(0.00)	(b)	$(0.39)	$10.84	(0.5)%	$ 2,295	1.83%	0.75%	1.97%	32%
2017	11.65	0.17	(0.29)	(0.12)	(0.17)	(0.08)	—		(0.25)	11.28	(1.0)	2,900	1.47	0.75	1.27	36
2016	11.57	0.18	0.30	0.48	(0.18)	(0.22)	—		(0.40)	11.65	4.3	14,111	1.56	0.75	1.17	48
2015	11.60	0.21	(0.03)	0.18	(0.21)	—	—		(0.21)	11.57	1.6	13,022	1.82	0.75	1.11	65
2014	11.68	0.18	(0.08)	0.10	(0.18)	—	—		(0.18)	11.60	0.9	14,705	1.58	0.75	1.13	16

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the Trust) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty Mites Fund (Mighty Mites Fund), TETON Westwood SmallCap Equity Fund (SmallCap Equity Fund), TETON Westwood Mid-Cap Equity Fund (Mid-Cap Equity Fund), TETON Convertible Securities Fund (Convertible Securities Fund), TETON Westwood Equity Fund (Equity Fund), TETON Westwood Balanced Fund (Balanced Fund), and TETON Westwood Intermediate Bond Fund (Intermediate Bond Fund), individually, a “Fund” and collectively, the “Funds.” Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Class T Shares were first issued on July 5, 2017 for Mighty Mites Fund and SmallCap Equity Fund. Class T shares were liquidated on August 31, 2018.

The investment objectives of each Fund are as follows:

●	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

●	Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

●	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

New accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended September 30, 2018. As a result of adopting these amendments, the distributions to shareholders in the September 30, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

TETON Westwood Funds

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/18
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Agriculture	$ 4,988,779	—	$ 1,744	$ 4,990,523
Automotive: Parts and Accessories	32,736,120	—	4,000,000	36,736,120
Business Services	28,624,588	$ 777,026	—	29,401,614
Communications Equipment	2,705,456	300	—	2,705,756
Computer Software and Services	20,659,079	308,731	—	20,967,810
Consumer Products	41,928,801	118,810	—	42,047,611
Consumer Services	8,973,963	154,375	—	9,128,338
Diversified Industrial	142,437,006	242,550	—	142,679,556
Electronics	47,474,556	—	0	47,474,556
Energy and Utilities: Natural Gas	4,949,176	1,969,897	—	6,919,073
Entertainment	14,890,418	—	0	14,890,418
Environmental Control	18,515,651	406	—	18,516,057
Financial Services	89,923,348	1,346,485	60,000	91,329,833
Food and Beverage	39,062,615	532,922	—	39,595,537
Health Care	106,812,345	—	1,890,000	108,702,345
Manufactured Housing and Recreational Vehicles	19,006,360	4,335,187	—	23,341,547
Real Estate	31,621,494	3,304,343	311,222	35,237,059
Specialty Chemicals	35,752,359	2,004	—	35,754,363
Telecommunications	32,827,752	1,340,204	—	34,167,956
Other Industries (a)	396,693,934	—	—	396,693,934
Total Common Stocks	1,120,583,800	14,433,240	6,262,966	1,141,280,006
Closed-End Funds	1,295,995	—	—	1,295,995
Preferred Stocks (a)	2,170,697	7,625,773	—	9,796,470
Convertible Preferred Stocks (a)	—	354,511	—	354,511
Rights (a)	223,960	17,647	60,001	301,608
Warrants (a)	—	3,738	58	3,796
U.S. Government Obligations	—	283,752,513	—	283,752,513
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,124,274,452	$306,187,422	$ 6,323,025	$1,436,784,899

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 35,888,151	—	—	$ 35,888,151
Rights (a)	—	—	$ 44,400	44,400
U.S. Government Obligations	—	$ 3,067,857	—	3,067,857
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 35,888,151	$ 3,067,857	$ 44,400	$ 39,000,408

MID-CAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 3,191,512	—	—	$ 3,191,512
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 3,191,512	—	—	$ 3,191,512

CONVERTIBLE SECURITIES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 203,197	—	—	$203,197
Convertible Corporate Bonds (a)	—	$ 20,714,372	—	20,714,372
Convertible Preferred Stocks (a)	1,010,928	363,667	—	1,374,595
Mandatory Convertible Securities (a)	4,084,279	375,834	—	4,460,113
U.S. Government Obligations	—	2,300,924	—	2,300,924
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 5,298,404	$ 23,754,797	—	$ 29,053,201

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/18
EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$60,696,606	—	—	$60,696,606
Short Term Investments	720,156	—	—	720,156
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$61,416,762	—	—	$61,416,762

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$41,642,928	—	—	$41,642,928
Corporate Bonds (a)	—	$13,239,901	—	13,239,901
U.S. Government Agency Obligations	—	2,752,902	—	2,752,902
U.S. Government Obligations	—	3,936,050	—	3,936,050
Short Term Investments	922,301	—	—	922,301
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$42,565,229	$19,928,853	—	$62,494,082

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds (a)	—	$3,458,364	—	$3,458,364
U.S. Government Agency Obligations	—	756,590	—	756,590
U.S. Government Obligations	—	2,616,220	—	2,616,220
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$6,831,174	—	$6,831,174

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Transfers from Level 1 to Level 2 and Level 3, and transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price. Transfers from Level 2 to Level 1 and Level 3 to Level 1, and transfers from Level 3 to Level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

The SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund did not have transfers among Level 1, Level 2, and Level 3 during the fiscal year ended September 30, 2018.

There were no Level 3 investments held at September 30, 2018 or September 30, 2017 for the Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

The following table reconciles Level 3 investments for Mighty Mites Fund and SmallCap Equity Fund for which significant unobservable inputs were used to determine fair value:

MIGHTY MITES FUND	Balance as of 9/30/17	Accrued discounts/ (premiums)	Realized loss	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 9/30/18	Net change in unrealized appreciation/ depreciation on Level 3 investments still held at 9/30/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$4,649,639	—	$(58,063)	$374,277	$168,450	$(219,593)	$1,562,638	$(214,382)	$6,262,966	$129,977
Rights(a)	78,001	—	—	(78,000)	60,000	—	—	—	60,001	(78,000)
Warrants(a)	—	—	—	58	—	—	—	—	58	58
TOTAL INVESTMENTS IN SECURITIES	$4,727,640	—	$(58,063)	$296,335	$228,450	$(219,593)	$1,562,638	$(214,382)	$6,323,025	$52,035

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

TETON Westwood Funds

Notes to Financial Statements (Continued)

SMALLCAP EQUITY FUND	Balance as of 09/30/17	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Proceeds received	Transfers into Level 3	Transfers out of Level 3	Balance as of 09/30/18	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 09/30/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights (a)	—	—	—	—	$44,400	—	—	—	$44,400	—
TOTAL INVESTMENTS IN SECURITIES	—	—	—	—	$44,400	—	—	—	$44,400	—

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2018.

Description	Balance at 9/30/18	Valuation Technique	Unobservable Input	Range
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$5,890,000	Acquisition Price/Cash Flow Analysis	Discount Range	0%
Common Stocks(a)	0	Bankruptcy Plan	Discount Range	0%
Common Stocks(a)	370,967	Last Price	Discount Range	0%
Common Stocks(a)	1,744	Liquidation Plan	Discount Range	0%
Common Stocks(a)	255	Restructure Plan/Cash Flow Analysis	Discount Range	0%
Common Stocks - Total	6,262,966
Rights(a)	—	Acquisition Price/Cash Flow Analysis	Discount Range	0%
Rights(a)	60,000	Last Available Price/Merger Price	Discount Range	0%
Rights(a)	1	Last Price	Discount Range	0%
Rights - Total	60,001
Warrants(a)	58	Black Scholes	Discount Range	0%
TOTAL INVESTMENTS IN LEVEL 3 SECURITIES	$6,323,025

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Description	Balance at 09/30/18	Valuation Technique	Unobservable Input	Range
SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights (a)	$44,400	Last Available Price/Merger Price	Discount Range	0%

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

TETON Westwood Funds

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2018, there were no short sales.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted

TETON Westwood Funds

Notes to Financial Statements (Continued)

securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. Securities deemed as liquid are not included in the limitations described above. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Funds held as of September 30, 2018, refer to the Schedules of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2018, the Mighty Mites Fund’s, Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was each less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Convertible Securities Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the fiscal year ended September 30, 2018, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty Mites Fund	$4,688,267	$(82,382)	$(4,605,885)
SmallCap Equity Fund	32,618	(32,650)	32
Mid-Cap Equity Fund	372	(498)	126
Convertible Securities Fund.	80,876	(80,876)	0
Equity Fund	(96)	96	0
Balanced Fund	(391)	391	0
Intermediate Bond Fund	14	(14)	—

TETON Westwood Funds

Notes to Financial Statements (Continued)

The U.S. GAAP basis of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows:

Distributions to Shareholders:	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Net Investment Income
Class AAA	—	—	—	$(70,888)	$(293,061)	$(482,424)	$(48,082)
Class A	—	—	—	(37,114)	(10,405)	(57,301)	(7,121)
Class C	—	—	—	(13,786)	—	(5,528)	(5,847)
Class I	—	—	—	(97,611)	(34,162)	(23,315)	(152,069)

	—	—	—	(219,399)	(337,628)	(568,568)	(213,119)

Net Realized Gain.
Class AAA	$(12,112,850)	$(1,120,049)	$(21,204)	$(171,202)	$(3,329,667)	$(2,878,995)	$(29,726)
Class A	(6,973,598)	(282,966)	(4,128)	(48,555)	(231,525)	(379,547)	(5,414)
Class C	(9,278,000)	(229,623)	(2,204)	(36,328)	(55,386)	(282,541)	(9,133)
Class I	(22,623,866)	(1,008,986)	(19,507)	(51,404)	(266,964)	(101,837)	(95,098)

	(50,988,314)	(2,641,624)	(47,043)	(307,489)	(3,883,542)	(3,642,920)	(139,371)

Total Distibutions to Shareholders	$(50,988,314)	$(2,641,624)	$(47,043)	$(526,888)	$(4,221,170)	$(4,211,488)	$(352,490)

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 were as follows:

	Year Ended September 30,			Year Ended September 30,		Year Ended September 30,			Year Ended September 30,
	2018	2017		2018	2017	2018		2017	2018	2017
	Mighty Mites Fund			SmallCap Equity Fund		Mid-Cap Equity Fund			Convertible Securities Fund
Ordinary income (inclusive of short term capital gains)	—	—		$155,315	—	—		—	$303,010	$220,857
Net long term capital gains	$84,699,816	$50,989,812	*	2,568,471	$2,641,624	$130,479	*	$47,043	—	306,031

Total distributions paid	$84,699,816	$50,989,812		$2,723,786	$2,641,624	$130,479		$47,043	$303,010	$526,888

	Equity Fund			Balanced Fund		Intermediate Bond Fund
Ordinary income (inclusive of short term capital gains)	$935,325	$337,628		$1,014,660	$568,568	$146,250		$312,571
Net long term capital gains	5,945,421	3,883,542		3,449,007	3,642,920	105,510		39,919
Return of capital	—	—		—	—	61		—

Total distributions paid	$6,880,746	$4,221,170		$4,463,667	$4,211,488	$251,821		$352,490

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

During the fiscal year ended September 30, 2018, the Convertible Securities Fund utilized $10 in remaining capital loss carryforward.

At September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	—	$480,273	$389	$643,891	$312,466	$1,675	—
Undistributed long term capital gain	$44,848,910	2,509,988	154,522	461,598	7,655,803	6,408,877	—
Unrealized appreciation/(depreciation)	518,507,644	8,876,102	678,688	2,049,365	12,695,050	8,851,729	$(43,044)
Qualified late year loss deferral*	(2,984,345)	—	—	—	—	—	(95,252)

Total accumulated earnings	$560,372,209	$11,866,363	$833,599	$3,154,854	$20,663,319	$15,262,281	$(138,296)

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31 (certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

TETON Westwood Funds

Notes to Financial Statements (Continued)

At September 30, 2018, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, investments in REITs, mark-to-market adjustments on investments in passive foreign investment companies, premium amortization, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation/(depreciation) at September 30, 2018:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$918,278,241	$30,124,306	$2,512,824	$27,003,836	$48,721,712	$53,642,352	$6,874,219

Gross unrealized appreciation	$565,912,712	$10,275,139	$868,335	$2,540,158	$14,053,141	$10,187,400	$59,491
Gross unrealized depreciation	(47,406,054)	(1,399,037)	(189,647)	(490,793)	(1,358,091)	(1,335,670)	(102,536)

Net unrealized appreciation/ depreciation	$518,506,658	$8,876,102	$678,688	$2,049,365	$12,695,050	$8,851,730	$(43,045)

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2018, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the Advisory Agreements) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty Mites Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the fiscal year ended September 30, 2018, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $69,770.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2019. For the fiscal year ended September 30, 2018, the Adviser waived fees or reimbursed expenses in the amounts of $163,050, $83,641, $164,831, and $92,897 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund, respectively.

In addition, the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of these Funds fall below the following expense limitations based on average net assets for the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund for Class AAA Shares 1.25%, 1.15%, and 1.00%, respectively, for Class A Shares 1.50%, 1.40%, and 1.10%, respectively, for Class C Shares 2.00%, 1.90%,

TETON Westwood Funds

Notes to Financial Statements (Continued)

and 1.75%, respectively, and for Class I Shares 1.00%, 0.90%, and 0.75%, respectively. As of September 30, 2018, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2017, expiring September 30, 2019	For the year ended September 30, 2018, expiring September 30, 2020	Total
SmallCap Equity Fund	$122,026	$163,045	$285,071
Convertible Securities Fund	122,517	164,831	287,348
Intermediate Bond Fund	83,760	92,897	176,657

The Mid-Cap Equity Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund, only to the extent that the operating expenses of the Fund falls below the applicable expense limitation for Class AAA of 1.05%, Class A of 1.30%, Class C of 1.80%, and Class I of 0.80%, of average daily net assets, the annual limitation under the Advisory Agreement. As of September 30, 2018, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

	For the year ended September 30, 2016, expiring September 30, 2019	For the year ended September 30, 2017, expiring September 30, 2020	For the year ended September 30, 2018, expiring September 30, 2021	Total
Mid-Cap Equity Fund	$83,891	$76,114	$83,641	$243,646

Pursuant to shareholder approvals, effective February 1, 2017 for the Convertible Securities Fund and March 1, 2017 for the Mighty Mites Fund, Gabelli Funds, LLC, an affiliate, became a Subadviser (Gabelli Subadviser) to the Adviser. The Adviser pays Gabelli Funds, LLC out of its advisory fees a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of the average net assets of these two Funds. In addition, the Adviser had a Subadvisory Agreement with Westwood Management Corp. (Westwood Subadviser) for the Equity Fund and Balanced Fund, effective throughout the fiscal year ended September 30, 2017, which continues, and for the Intermediate Bond Fund from October 1, 2016 through August 31, 2017 at which time Teton Advisors became its direct Adviser. During the periods noted, the Adviser paid the Westwood Subadviser out of its advisory fees with respect to these three Funds a fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As per the approval of the Board, the Mid-Cap Equity Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the fiscal year ended September 30, 2018, the Fund accrued $2,143 in payroll expenses in the Statement of Operations.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

TETON Westwood Funds

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2018, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$105,643,135	$128,485,063	—	—
SmallCap Equity Fund	11,217,326	10,531,520	—	—
Mid-Cap Equity Fund	619,845	394,421	—	—
Convertible Securities Fund	16,482,209	6,359,911	—	—
Equity Fund	20,254,586	29,264,990	—	—
Balanced Fund.	14,645,610	22,947,111	$2,484,176	$2,511,619
Intermediate Bond Fund	848,199	621,014	996,812	1,385,178

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2018, the Mighty Mites Fund and the Convertible Securities Fund paid $106,476 and $104, respectively, in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $75,959 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase or sale transactions with other funds managed by the Adviser or an affiliated adviser. During the fiscal year ended September 30, 2018, such transactions for the Mighty Mites Fund amounted to $143,190 in purchase transactions and $2,604 in sales transactions, and for the Convertible Securities Fund amounted to $189,886 in purchase transactions.

During the fiscal year ended September 30, 2018, the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $10,210, $1,563, $1,370, $53, $1,776, and $1,800, respectively.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2018, the Mighty Mites Fund, Equity Fund, and Balanced Fund each accrued $45,000 in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the fiscal year ended September 30, 2018 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund.

As of September 30, 2018, the Mid-Cap Equity Fund’s Adviser and its affiliates and officers beneficially owned greater than 25% of the voting securities of the Mid-Cap Equity Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on September 21, 2018.

The Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Convertible Securities Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the fiscal years ended September 30, 2018 and September 30, 2017 can be found in the Statements of Changes in Net Assets under Redemption Fees.

During the fiscal year ended September 30, 2017, the Mid-Cap Equity Fund sold shares of various portfolio securities. These portfolio securities were delivered primarily by means of a redemption in-kind in exchange for Class AAA shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

January 04, 2017	Value		Realized Gains	Type

Class AAA	$365,795	*	$39,222	Redemption in-Kind

*	This amount includes cash of approximately $22,073 associated with the redemption in-kind.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Convertible Securities Fund
Class AAA
Shares sold	1,143,746	1,760,288	98,106	266,478	21,445	39,537	68,178	99,609
Shares issued upon reinvestment of distributions	560,590	468,807	38,375	58,991	2,807	1,839	4,862	21,153
Shares redeemed	(3,160,420)	(3,269,846)	(139,152)	(460,953)	(25,358)	(102,446)	(83,138)	(153,149)
Shares redeemed in-kind	—	—	—	—	—	(30,791)	—	—

Net decrease in Class AAA
Shares.	(1,456,084)	(1,040,751)	(2,671)	(135,484)	(1,106)	(91,861)	(10,098)	(32,387)

Class A
Shares sold	772,830	1,484,433	76,175	42,648	43	7,368	137,957	180,355
Shares issued upon reinvestment of distributions	292,320	258,861	16,975	15,131	688	273	2,662	7,099
Shares redeemed	(2,991,223)	(1,705,309)	(22,441)	(39,491)	(2,001)	(18,423)	(92,023)	(78,571)

Net increase/(decrease) in
Class A Shares	(1,926,073)	37,985	70,709	18,288	(1,270)	(10,782)	48,596	108,883

Class C
Shares sold	915,856	974,773	54,393	18,862	18,174	1,792	136,720	40,369
Shares issued upon reinvestment of distributions	457,902	346,671	11,795	11,710	625	182	703	4,024
Shares redeemed	(1,664,454)	(2,309,536)	(27,138)	(44,026)	(329)	(3,501)	(40,750)	(17,245)

Net increase/(decrease) in
Class C Shares	(290,696)	(988,092)	39,050	(13,454)	18,470	(1,527)	96,673	27,148

Class I
Shares sold	10,607,226	8,295,220	357,650	280,016	207	9,327	868,258	553,039
Shares issued upon reinvestment of distributions	1,051,566	559,850	62,752	51,794	5,759	1,674	14,082	12,558
Shares redeemed	(4,441,243)	(3,507,424)	(240,725)	(95,036)	(9,612)	(24,984)	(125,418)	(66,240)

Net increase/(decrease) in
Class I Shares	7,217,549	5,347,646	179,677	236,774	(3,646)	(13,983)	756,922	499,357

Class T *
Shares sold	—	365	—	50	—	—	—	—
Shares issued upon reinvestment of distributions	23	—	5	—	—	—	—	—
Shares redeemed	(388)	—	(55)	—	—	—	—	—

Net increase/(decrease) in
Class T Shares	(365)	365	(50)	50	—	—	—	—

*	Class T Shares were liquidated on August 31, 2018.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	36,247	50,004	137,074	584,115	53,773	54,266
Shares issued upon reinvestment of distributions	453,525	288,678	284,434	288,682	10,289	6,662
Shares redeemed	(531,459)	(595,438)	(963,903)	(949,642)	(73,711)	(92,589)

Net decrease in Class AAA Shares	(41,687)	(256,756)	(542,395)	(76,845)	(9,649)	(31,661)

Class A
Shares sold	788	14,363	205,822	122,407	110,675	9,648
Shares issued upon reinvestment of distributions	21,153	20,055	44,314	37,216	897	954
Shares redeemed	(102,192)	(147,384)	(218,389)	(87,911)	(126,171)	(36,905)

Net increase/(decrease) in Class A Shares	(80,251)	(112,966)	31,747	71,712	(14,599)	(26,303)

Class C
Shares sold	382	39,479	24,212	35,975	10,932	27,845
Shares issued upon reinvestment of distributions	5,783	3,174	22,689	22,637	2,667	1,390
Shares redeemed	(24,686)	(60,178)	(57,658)	(154,894)	(38,241)	(29,741)

Net decrease in Class C Shares	(18,521)	(17,525)	(10,757)	(96,282)	(24,642)	(506)

Class I
Shares sold	67,552	98,712	267,185	37,854	25,437	190,485
Shares issued upon reinvestment of distributions	40,968	23,076	16,765	10,896	8,626	21,200
Shares redeemed	(123,082)	(95,870)	(130,604)	(46,576)	(79,383)	(1,166,263)

Net increase/(decrease) in Class I Shares	(14,562)	25,918	153,346	2,174	(45,320)	(954,578)

8. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2018 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/ Loss	Market Value at September 30, 2018	Change in Unrealized Appreciation/ (Depreciation)	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc.,
Cl. A	725,000	130,000	(5,000)	850,000	$147,125	$25,698	$5,865,000	$(3,563,697)	7.84%
Bel Fuse Inc., Cl. A	175,300	699	—	175,999	42,156	—	3,718,859	(955,669)	8.09%
Burnham Holdings Inc.,
Cl. A	255,500	8,501	—	264,001	229,571	—	3,960,015	(2,482)	8.71%
Canterbury Park Holding
Corp.*	368,100	102	(204,102)	164,100	—	—	—	—	—
Edgewater Technology Inc.*	705,520	—	—	705,520	—	—	—	—	—
General Chemical Group Inc.	267,226	—	—	267,226	—	—	2,004	(267)	8.59%
Griffin Industrial Realty Inc.	255,647	20,000	(647)	275,000	102,259	12,973	10,725,000	684,431	5.47%
Katy Industries Inc.**	840,000	—	(840,000)	—	—	—	—	—	—
Nathan’s Famous Inc.	223,850	—	(1,216)	222,634	1,224,487	105,866	18,345,042	1,791,335	5.32%
RLJ Entertainment Inc.*	388,683	26,317	—	415,000	—	—	—	—	—
Schmitt Industries Inc.	94,541	621,488	(15,000)	701,029	—	19,316	1,969,891	415,804	17.55%
The Eastern Co.	354,669	462	—	355,131	156,258	—	10,085,720	(105,018)	5.67%
The L.S. Starrett Co., Cl. A	348,498	14,102	(9,417)	353,183	35,170	(135,750)	2,119,098	(897,299)	5.60%
Trans-Lux Corp.	22,000	389,792	—	411,792	—	(5)	152,363	(17,750)	17.99%
Trans-Lux Pfd. 6.000%	363	—	—	363	2,178	—	2,552	2,271	2.20%

Total					$1,939,204	$28,098	$56,945,544	$(2,648,341)

*	Security is no longer considered affiliated at September 30, 2018.
**	Security is no longer held at September 30, 2018.

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

TETON Westwood Funds

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund (constituting TETON Westwood Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, NY

November 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

2018 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Convertible Securities Fund, the Mid-Cap Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, (the “Funds”) during the year ended September 30, 2018 which was derived from U.S. Treasury securities was 0.28%, 17.99%, 8.61%, and 26.31%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the fiscal year ended September 30, 2018. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders long term capital gains totaling $84,699,816. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the fiscal year ended September 30, 2018, the Fund paid to the shareholders ordinary income dividends (comprised of short term capital gains) totaling $0.1063 per share for all Classes of Shares. During the fiscal year ended September 30, 2018, the Fund paid to shareholders long term capital gains totaling $2,568,471. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2018, 56.40% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 57.37% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

Mid-Cap Equity Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders long term capital gains totaling $130,479. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Convertible Securities Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.2025, $0.1690, $0.1003, and $0.2358 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the fiscal year ended September 30, 2018, 16.30% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 15.00% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 87.94% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

Equity Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.2089, $0.1649, $0.1474, and $0.2435 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $5,945,421. For the fiscal year ended September 30, 2018, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.30% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.1242, $0.0947, $0.0300, and $0.1555 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $3,449,007. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2018, 93.77% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 94.89% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 37.09% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

2018 Tax Notice to Shareholders (Unaudited) (Continued)

Intermediate Bond Fund – During the fiscal year ended September 30, 2018, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.1744, $0.1630, $0.0875, and $0.2019 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $105,510. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. The Fund designates 100% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the Agreements), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 21, 2018:

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadvisers.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Advisers under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Sub-Advisers and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Sub-Advisers, had not diminished over the past year and that the quality of service continued to be high

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Advisers, that (i) the Adviser and Sub-Advisers were able to retain quality personnel, (ii) the Adviser, Sub-Advisers, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Advisers were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Sub-Advisers’ resources were adequate, and (v) the Adviser and Sub-Advisers had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadvisers.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and ten year (where applicable) average annual total return for the periods ended June 30, 2018, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the Performance Peer Group), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, five year and ten year periods; the Balanced Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the SmallCap Equity Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the Mighty Mites Fund’s performance was below the median for the one year and five year periods, and above the median for the three year and ten year periods; the Convertible Securities Fund’s performance was above the median for the one year, three year, and ten year periods, and below the median for the five year period; the Mid-Cap Equity Fund’s performance was below the median for the one year, three year, and five year periods; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Advisers, the Board considered the Adviser’s and Sub-Advisers’ financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Advisers had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Advisers, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Advisers were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Mid-Cap Equity Fund and the Convertible Securities Fund operated pursuant to an Expenses Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Funds’ prospectus. The Board noted that the advisory fees and total expense ratios for all Funds were higher than the median when compared with those of their Expense Peer Groups. Finally, the Board noted that although the SmallCap Equity Fund, Intermediate Bond Fund, Convertible Securities Fund, and Mid-Cap Equity Fund had agreements in place to limit advisory fees and expenses, the total expense ratios were lower than the median for the Convertible Securities and Mid-Cap Equity Funds after considering their fee and expense waivers, and the total expense ratios for the SmallCap Equity and Intermediate Bond Funds were above the median when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Sub-Advisers to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Advisers were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Advisers to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2017. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Advisers from their management of the Funds. The Board considered that the Adviser and Sub-Advisers do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, Balanced Fund, Mighty Mites Fund, and Convertible Securities Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, Balanced Fund, Mighty Mites Fund, and Convertible Securities Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEES[4]:

Nicholas F. Galluccio Trustee and Portfolio Manager Age: 68	Since 2017	11	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-2004) and Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	—

INDEPENDENT TRUSTEES[5] :
Anthony S. Colavita Trustee Age: 57	Since 2017	23	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 80	Since 1994	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Leslie F. Foley[6] Trustee Age: 50	Since 2017	10	Attorney on the boards of the Boys and Girls Club of Greenwich, Addison Gallery of American Art at Phillips Academy Andover, and National Humanities Center; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Mary E. Hauck Trustee Age: 76	Since 2017	11	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Michael J. Melarkey Trustee Age: 68	Since 2017	25	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[6] Trustee Age: 50	Since 2017	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 78	Since 1994	22	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza Trustee Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 1994

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006

Officer of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies,orother investment companies registered under the Investment Company Act of 1940.

4

“Interested person” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” because of his affiliation with Teton Advisors, Inc. that acts as the Funds’ investment adviser.

5	Trustees who are not interested persons are considered “Independent” Trustees.

6

Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serves as a director of other funds in the Fund Complex. Mr. Nakamura is a director of Gabelli Merger Plus+ Trust plc, which may be deemed to be under common control with the Adviser.

TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees

ANTHONY S. COLAVITA Attorney, Anthony S. Colavita, P.C.	NICHOLAS F. GALLUCCIO* President and Chief Executive Officer, Teton Advisors, Inc.	KUNI NAKAMURA President of Advanced Polymer, Inc.

JAMES P. CONN Former Managing Director and Chief Investment Officer, Financial Security Assurance Holdings Ltd.	MARY E. HAUCK Former Senior Portfolio Manager, Gabelli-O’Connor Fixed Income Mutual Fund Management Company	WERNER J. ROEDER Former Medical Director, Lawrence Hospital

LESLIE F. FOLEY Attorney *Interested Trustee	MICHAEL J. MELARKEY Of Counsel, McDonald Carano Wilson LLP	SALVATORE J. ZIZZA Chairman, Zizza & Associates Corp.

Officers

BRUCE N. ALPERT President	ANDREA R. MANGO Secretary
JOHN C. BALL Treasurer	RICHARD J. WALZ Chief Compliance Officer
AGNES MULLADY Vice President

Investment Adviser Teton Advisors, Inc.	Distributor G.distributors, LLC
Custodian The Bank of New York Mellon	Legal Counsel Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ318AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,075 in 2017 and $174,075 in 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,410 in 2017 and $29,410 in 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $0 in 2018.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,410 in 2017 and $29,410 in 2018.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The TETON Westwood Funds

By (Signature and Title)*  /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date    11/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Bruce N. Alpert

                                               Bruce N. Alpert, Principal Executive Officer

Date    11/27/2018

By (Signature and Title)*  /s/ John C. Ball

                                                John C. Ball, Principal Financial Officer and Treasurer

Date    11/27/2018

* Print the name and title of each signing officer under his or her signature.